SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-61760)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 78   [X]
and
REGISTRATION STATEMENT (No. 811-2841)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 78 [X]
Fidelity Capital Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (x) on (December 30, 1998) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 ( ) on (December 30, 1998) pursuant to paragraph (a)(1) of Rule 485. ( ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LIKE SECURITIES OF ALL MUTUAL
FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION,
AND THE SECURITIES AND
EXCHANGE COMMISSION HAS
NOT DETERMINED IF THIS
PROSPECTUS IS ACCURATE OR
COMPLETE. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL
OFFENSE.

FIDELITY
DISCIPLINED EQUITY
FUND
(fund number 315, trading symbol FDEQX)
FIDELITY
STOCK SELECTOR
(fund number 320, trading symbol FDSSX)
FIDELITY
TECHNOQUANTSM
GROWTH
FUND
(fund number 333, trading symbol FTQGX)

PROSPECTUS
DECEMBER 30, 1998

(FIDELITY_LOGO_GRAPHIC)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


FUND SUMMARY             3   INVESTMENT SUMMARY

                         4   PERFORMANCE

                         6   FEE TABLE

FUND BASICS              7   INVESTMENT DETAILS

                         8   VALUING SHARES

SHAREHOLDER INFORMATION  8   BUYING AND SELLING SHARES

                         16  EXCHANGING SHARES

                         16  ACCOUNT FEATURES AND POLICIES

                         20  DIVIDENDS AND CAPITAL GAINS
                             DISTRIBUTIONS

                         20  TAX CONSEQUENCES

FUND SERVICES            20  FUND MANAGEMENT

                         21  FUND DISTRIBUTION

APPENDIX                 22  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY
INVESTMENT OBJECTIVE
DISCIPLINED EQUITY    FUND     seeks capital growth.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in common stocks.
(small solid bullet) Investing in domestic and foreign issuers.
(small solid bullet)    Seeking to reduce the impact of industry
weightings on the performance of the fund relative to the Standard & Poor's 500 Index (S&P 500(registered trademark)).
(small solid bullet) Using computer-aided, quantitative analysis of historical earnings, dividend yield, earnings per share and other
factors supported by fundamental    analysis     to select
investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
(small solid bullet) QUANTITATIVE INVESTING. Securities selected using quantitative analysis can perform differently than the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
STOCK SELECTOR seeks capital growth.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing at least 65% of total assets in common stocks.
(small solid bullet) Investing in domestic and foreign issuers.
(small solid bullet) Using computer-aided, quantitative analysis of historical earnings, dividend yield, earnings per share and other
factors supported by fundamental    analysis     to select
investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
(small solid bullet) QUANTITATIVE INVESTIN   G.     Securities
selected using quantitative analysis can perform differently than the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
INVESTMENT OBJECTIVE
TECHNOQUANT GROWTH    FUND     seeks capital growth.
PRINCIPAL INVESTMENT STRATEGIES
FMR's principal investment strategies include:
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Investing in domestic and foreign issuers.
(small solid bullet) Using computer-aided, quantitative analysis of technical factors such as price and volume information as well as fundamental factors to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
(small solid bullet) QUANTITATIVE INVESTING. Securities selected using quantitative analysis can perform differently than the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
PERFORMANCE
The following information illustrates TechnoQuant Growth's performance
over the past    calendar     year and the changes in Disciplined
Equity's and Stock Selector's performance from year to year, and compares the funds' performance to the performance of a market index
and    an average of the performance of     similar funds over various
periods of time. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS
The returns in the chart do not include the effect of TechnoQuant
Growth's front-end sales charge. If the effect of the sales charge was reflected, returns would be lower than those shown.

DISCIPLINED EQUITY

CALENDAR YEARS           1989    1990    1991    1992    1993    1994   1995    1996    1997

                         36.34%  -0.78%  36.02%  13.23%  13.94%  3.01%  29.01%  15.11%     33.31%



PERCENTAGE (%)

ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: 36.34
ROW: 3, COL: 1, VALUE: -0.78
ROW: 4, COL: 1, VALUE: 36.02
ROW: 5, COL: 1, VALUE: 13.23
ROW: 6, COL: 1, VALUE: 13.94
ROW: 7, COL: 1, VALUE: 3.01
ROW: 8, COL: 1, VALUE: 29.01
ROW: 9, COL: 1, VALUE: 15.11
ROW: 10, COL: 1, VALUE: 33.31
DURING THE PERIODS SHOWN IN THE CHART FOR DISCIPLINED EQUITY, THE
HIGHEST RETURN FOR A QUARTER WAS    17.09    % (QUARTER ENDING
   MARCH 31, 1991    ) AND THE LOWEST RETURN FOR A QUARTER WAS
-15.17%     (QUARTER ENDING    SEPTEMBER 30, 1990).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR DISCIPLINED
EQUITY WAS    0.66    %.

STOCK SELECTOR

CALENDAR YEARS                 1991    1992    1993    1994   1995    1996    1997

                               45.94%  15.42%  13.97%  0.77%  36.47%  17.12%     4.40%



PERCENTAGE (%)

ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: 45.94
ROW: 5, COL: 1, VALUE: 15.42
ROW: 6, COL: 1, VALUE: 13.97
ROW: 7, COL: 1, VALUE: 0.77
ROW: 8, COL: 1, VALUE: 36.47
ROW: 9, COL: 1, VALUE: 17.12
ROW: 10, COL: 1, VALUE: 4.4
DURING THE PERIODS SHOWN IN THE CHART FOR STOCK SELECTOR, THE HIGHEST
RETURN FOR A QUARTER WAS    25.09    % (QUARTER ENDING    MARCH 31,
1991    ) AND THE LOWEST RETURN FOR A QUARTER WAS    -2.01    %
(QUARTER ENDING    JUNE 30, 1992    ).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR STOCK SELECTOR
WAS    -4.20    %.

TECHNOQUANT GROWTH

CALENDAR YEARS                                                   1997

                                                                    17.93%



PERCENTAGE (%)

ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: 17.93
DURING THE PERIODS SHOWN IN THE CHART FOR TECHNOQUANT GROWTH, THE
HIGHEST RETURN FOR A QUARTER WAS    17.67    % (QUARTER ENDING
   SEPTEMBER 30, 1997    ) AND THE LOWEST RETURN FOR A QUARTER WAS
-8.06    % (QUARTER ENDING    DECEMBER 31, 1997    ).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR TECHNOQUANT
GROWTH WAS    -3.84    %.

AVERAGE ANNUAL RETURNS
The returns in the    following     table include the effect of
TechnoQuant Growth's    3% maximum applicable     front-end sales
charge.

FOR THE PERIODS ENDED DECEMBER 31, 1997    PAST 1 YEAR  PAST 5 YEARS    LIFE OF FUND   *

DISCIPLINED EQUITY                          33.31%       18.37%          19.   15    %A

S&P 500                                     33.36%       20.27%          18.22%   A

LIPPER GROWTH FUNDS AVERAGE                 25.30%       16.47%             16.33%A

STOCK SELECTOR                              28.88%       18.79%             21.84    %B

S&P 500                                     33.36%       20.27%             19.76    %   B

LIPPER GROWTH FUNDS AVERAGE                 25.30%       16.47%             18.10%B

TECHNOQUANT GROWTH                          14.39%      N/A                 14.39    %C

S&P 500                                     33.36%      N/A                 33.36    %   C

LIPPER CAPITAL APPRECIATION FUNDS AVERAGE   20.36%          15.17    %      25.19%C


   * BEGINNING JANUARY 1 OF THE FIRST CALENDAR YEAR FOLLOWING THE
FUND'S COMMENCEMENT OF OPERATIONS.
A FROM JANUARY 1, 1989.
B FROM JANUARY 1, 1991.
C FROM JANUARY 1, 1997.
S&P 500 is a market capitalization-weighted index of common stocks. Each Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

FEE TABLE
The following table describes the fees and expenses that are incurred when you buy, hold or sell shares of a fund. The annual fund operating
expenses provided below    for each fund do not reflect the effect of
any reduction of     certain expenses during the period.
SHAREHOLDER FEES    (PAID BY THE INVESTOR DIRECTLY)
MAXIMUM SALES CHARGE (LOAD) ON PURCHASES
(AS A % OF OFFERING PRICE)

FOR TECHNOQUANT GROWTH ONLY                                 3%A

SALES CHARGE (LOAD) ON                                      NONE
REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE (LOAD) ON REDEMPTIONS                 NONE

REDEMPTION FEE
ON SHARES HELD LESS THAN 90 DAYS
(AS A % OF AMOUNT REDEEMED)

FOR TECHNOQUANT GROWTH ONLY                                 0.75%

ANNUAL ACCOUNT MAINTENANCE FEE (FOR ACCOUNTS UNDER $2,500)  $12.00

A LOWER SALES CHARGES MAY BE AVAILABLE FOR ACCOUNTS OVER $250,000.

   ANNUAL     FUND OPERATING EXPENSES (PAID    FROM     FUND
ASSETS    )

DISCIPLINED EQUITY  MANAGEMENT FEE                                  0.43    %

                    DISTRIBUTION    AND SERVICE     (12B-1) FEE  NONE

                    OTHER EXPENSES                                  0.24    %

                    TOTAL ANNUAL FUND OPERATING EXPENSES            0.67    %

STOCK SELECTOR      MANAGEMENT FEE                                  0.43    %

                    DISTRIBUTION    AND SERVICE     (12B-1) FEE  NONE

                    OTHER EXPENSES                                  0.25    %

                    TOTAL ANNUAL FUND OPERATING EXPENSES            0.68    %

TECHNOQUANT GROWTH  MANAGEMENT FEE                                  0.39    %

                    DISTRIBUTION    AND SERVICE     (12B-1) FEE  NONE

                    OTHER EXPENSES                                  0.52    %

                    TOTAL ANNUAL FUND OPERATING EXPENSES            0.91    %

A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, each fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the
total operating expenses would have been    0.64    % for Disciplined
Equity,    0.64%     for Stock Selector and    0.88    % for
TechnoQuant Growth.
This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.
Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

DISCIPLINED EQUITY  1 YEAR    $ 68

                    3 YEARS   $ 214

                    5 YEARS   $ 373

                    10 YEARS  $ 835

STOCK SELECTOR      1 YEAR    $ 69

                    3 YEARS   $ 218

                    5 YEARS   $ 379

                    10 YEARS  $ 847

TECHNOQUANT GROWTH  1 YEAR    $    390

                    3 YEARS   $    581

                    5 YEARS   $    789

                    10 YEARS  $    1,386

   FUND BASICS


INVESTMENT DETAILS
INVESTMENT OBJECTIVE
DISCIPLINED EQUITY FUND seeks capital growth.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in common
stocks. FMR seeks to    reduce the impact of industry weightings on
the performance of the fund by considering each industry's weighting in the S&P 500 when allocating the fund's investments across industries.
FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
   In buying and selling securities, FMR uses a disciplined approach that involves computer-aided, quantitative analysis supported by fundamental analysis. FMR's computer model systematically reviews thousands of stocks, using data such as historical earnings, dividend yield, earnings per share, and other quantitative factors. Then, the issuers of potential investments are analyzed further using fundamental factors such as growth potential, earnings estimates and financial condition.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
STOCK SELECTOR seeks capital growth.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests at least 65% of the fund's total assets in common stocks.
FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
   In buying and selling securities, FMR uses a disciplined approach that involves computer-aided, quantitative analysis supported by fundamental analysis. FMR's computer model systematically reviews thousands of stocks, using data such as historical earnings, dividend yield, earnings per share, and other quantitative factors. Then, the issuers of potential investments are analyzed further using fundamental factors such as growth potential, earnings estimates and financial condition.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
INVESTMENT OBJECTIVE
TECHNOQUANT GROWTH FUND seeks capital growth.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests the fund's assets primarily in common stocks.
FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
In buying and selling securities    for the fund    , FMR uses a
security selection process that utilizes computer-aided, quantitative analysis. FMR's computer models use many types of factors, but emphasize technical data such as price and volume information. Fundamental factors, such as earnings estimates and dividend yield, may also be considered.
FMR's emphasis on technical analysis can result in the fund's holding different types of stocks at different times. For example, the fund can hold stocks of companies with large or small market capitalization or high or low price/earnings ratios. The fund's focus can change rapidly based on FMR's analysis of the most current information. At times, the fund could be concentrated in a small number of market sectors or securities.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
DESCRIPTION OF PRINCIPAL SECURITY TYPES
EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.
PRINCIPAL INVESTMENT RISKS
Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. A fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of a fund, they could be worth more or less than what you paid for them.
The following factors may significantly affect a fund's performance:
STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response
to these    developments    . Different parts of the market can react
differently to these    developments    . For example, large cap
stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.
FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.
ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the value of an issuer's securities.
The value of securities of smaller, less well-known    issuers     can
be more volatile than that of larger    issuers    .
QUANTITATIVE INVESTING. The value of securities selected using quantitative analysis can react differently to issuer, political, market and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.
In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's
performance    and the fund may not achieve its investment
objective    .
FUNDAMENTAL INVESTMENT POLICIES
The policies discussed below are fundamental, that is, subject to change only by shareholder approval.
DISCIPLINED EQUITY    FUND     seeks capital growth by investing
primarily in a broadly diversified portfolio of common stocks.
STOCK SELECTOR seeks capital growth by investing primarily in common stocks.
TECHNOQUANT GROWTH    FUND     seeks capital growth.
VALUING SHARES
   Each     fund    is     open for business each day the New York
Stock Exchange (NYSE) is open.
   Each fund's net asset value per share (NAV) is the value of a
single share.     Fidelity(registered trademark) normally calculates
each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading
on the NYSE is restricted    or as permitted by the Securities and
Exchange Commission (SEC). Each     fund's assets are valued as of
this time for the purpose of computing the fund's NAV.
To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.
Each fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board
of Trustees believes accurately reflects fair value.    A security's
valuation may differ depending on the method used for determining value.

   SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES
GENERAL INFORMATION
Fidelity Investments(registered trademark) was established in 1946 to manage one of America's first mutual funds. Today, Fidelity(registered trademark) is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
For account, product and service information, please use the following Web Site and phone numbers:
(small solid bullet) For information over the Internet, visit Fidelity's Web site at www.fidelity.com.
(small solid bullet) For accessing account information automatically by phone, use TouchTone Xpress(registered trademark), 1-800-544-5555. (small solid bullet) For exchanges and redemptions, 1-800-544-7777. (small solid bullet) For account assistance, 1-800-544-6666.
(small solid bullet) For mutual fund and retirement information,
1-800-544-8888.
(small solid bullet) For brokerage information, 1-800-544-7272.
(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m.- 9:00 p.m. Eastern time).
Please use the following addresses:
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
You may buy or sell shares of the funds through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of a fund through a broker or other investment professional.
Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.
The different ways to set up (register) your account with Fidelity are listed in the following table.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) (solid bullet) ROTH IRAS
(solid bullet) ROTH CONVERSION IRAS
(solid bullet) ROLLOVER IRAS
(solid bullet) 401(K) PLANS,    AND CERTAIN OTHER     401(A)-QUALIFIED
PLANS
(solid bullet) KEOGH PLANS
(solid bullet) SIMPLE IRAS
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS)
(solid bullet) 403(B) CUSTODIAL ACCOUNTS
(solid bullet) DEFERRED COMPENSATION PLANS
(457 PLANS)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
TRUST
FOR MONEY BEING INVESTED BY A TRUST
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS
BUYING SHARES
The price to buy one share of Disciplined Equity or Stock Selector is the fund's NAV. Each fund's shares are sold without a sales charge. The price to buy one share of TechnoQuant Growth is the fund's offering price or the fund's NAV, depending on whether you pay a sales charge.
If you pay a sales charge, your price will be the fund's offering price. When you buy shares of the fund at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in the fund. If you qualify for a sales charge waiver, your price will be the fund's NAV.
The offering price of TechnoQuant Growth is the fund's NAV divided by the difference between one and the applicable sales charge percentage. The maximum sales charge is 3% of the offering price.
Your shares will be bought at the next offering price or NAV, as applicable, calculated after your investment is received in proper form.
Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.
Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
When you place an order to buy shares, note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.
Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

MINIMUMS
TO OPEN AN ACCOUNT $2,500
For certain Fidelity retirement accountsA $500
Through regular investment plans  $100
TO ADD TO AN ACCOUNT  $250
Through regular investment plans $100
MINIMUM BALANCE $2,000
For certain Fidelity retirement accountsA $500
A FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
These minimums may be lower for purchases through a Fidelity GoalPlannerSM account in Stock Selector. There is no minimum account balance or initial or subsequent purchase minimum for purchase through Fidelity Portfolio Advisory ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, each fund may waive or lower purchase minimums in other circumstances.

KEY INFORMATION

PHONE                 TO OPEN AN
1-800-544-77          ACCOUNT
77                    (bullet)Exchange
                      from another
                      Fidelity fund.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)Exchange
                      from another
                      Fidelity fund.
                      (bullet)Use
                      Fidelity Money
                      Line(registered trademark) to transfer
                      from your bank
                      account.

INTERNET              TO OPEN AN
WWW.FIDELITY.         ACCOUNT
COM                   (bullet)Complete
                      and sign the
                      application.
                      Make your
                      check payable
                      to the complete
                      name of the
                      fund. Mail to the
                      address under
                      "Mail" below.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)Exchange
                      from another
                      Fidelity fund.
                      (bullet)Use
                      Fidelity Money
                      Line to transfer
                      from your bank
                      account.

MAIL                  TO OPEN AN
FIDELITY              ACCOUNT
INVESTMENTS           (bullet) Complete
P.O. BOX              and sign the
770001                application.
CINCINNATI,           Make your
OH                    check payable
45277-0002            to the complete
                      name of the
                      fund. Mail to the
                      address at left.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)Make
                      your check
                      payable to the
                      complete name
                      of the fund.
                      Indicate your
                      fund account
                      number on your
                      check and mail
                      to the address
                      at left.
                      (bullet)Exchange
                      from another
                      Fidelity fund.
                      Send a letter of
                      instruction to
                      the address at
                      left, including
                      your name, the
                      funds' names,
                      the fund
                      account
                      numbers, and
                      the dollar
                      amount or
                      number of
                      shares to be
                      exchanged.

IN PERSON             TO OPEN AN
                      ACCOUNT
                      (bullet)Bring your
                      application and
                      check
                      to a Fidelity
                      Investor Center.
                      Call
                      1-800-544-9797
                      for the center
                      nearest you.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)Bring your
                      check to a
                      Fidelity Investor
                      Center. Call
                      1-800-544-9797
                      for the center
                      nearest you.

WIRE                  TO OPEN AN
                      ACCOUNT
                      (bullet)Call
                      1-800-544-7777
                      to set up your
                      account and to
                      arrange a wire
                      transaction.
                      (bullet)Wire
                      within 24 hours
                      to: Bankers
                      Trust Company,
                      Bank Routing #
                      021001033,
                      Account #
                      00163053.
                      (bullet)Specify
                      the complete
                      name of the
                      fund and
                      include your
                      new fund
                      account number
                      and your name.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)Wire to:
                      Bankers Trust
                      Company, Bank
                      Routing #
                      021001033,
                      Account #
                      00163053.
                      (bullet)Specify
                      the complete
                      name of the
                      fund and
                      include your
                      fund account
                      number and
                      your name.

AUTOMATICALL          TO OPEN AN
Y                     ACCOUNT
                      (bullet)Not
                      available.
                      TO ADD TO AN
                      ACCOUNT
                      (bullet)Use
                      Fidelity
                      Automatic
                      Account
                      Builder(registered trademark) or
                      Direct Deposit.
                      (bullet)Use
                      Fidelity
                      Automatic
                      Exchange
                      Service to
                      exchange from
                      a Fidelity money
                      market fund.

SELLING SHARES
The price to sell one share of Disciplined Equity or Stock Selector is the fund's NAV. The price to sell one share of TechnoQuant Growth is
the fund's NAV, minus the redemption    fee     (short-term trading
fee), if applicable.
TechnoQuant Growth will deduct a short-term trading fee of 0.75% from the redemption amount if you sell your shares after holding them less than 90 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.
If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.
Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to sell more than $100,000 worth of shares;
(small solid bullet) Your account registration has changed within the last 30 days;
(small solid bullet) The check is being mailed to a different address than the one on your account (record address);
(small solid bullet) The check is being made payable to someone other than the account owner; or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
(small solid bullet) If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.
(small solid bullet) Redemption proceeds (other than exchanges) may be
delayed    until money from prior purchases sufficient to cover your
redemption has been received and collected. This can take up to seven business days after a purchase.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interests of a fund.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY INFORMATION

PHONE                 (bullet)Call the
1-800-544-77          phone number
77                    at left to initiate
                      a wire
                      transaction or to
                      request a check
                      for your
                      redemption.
                      (bullet)Use
                      Fidelity Money
                      Line to transfer
                      to your bank
                      account.
                      (bullet)Exchange
                      to another
                      Fidelity fund.
                      Call the phone
                      number at left.

INTERNET              (bullet)Exchange
WWW.FIDELITY.         to another
COM                   Fidelity fund.
                      (bullet)Use
                      Fidelity Money
                      Line to transfer
                      to your bank
                      account.

MAIL                  INDIVIDUAL, JOINT
FIDELITY              TENANT,
INVESTMENTS           SOLE PROPRIETORSH
P.O. BOX              IP, UGMA, UTMA
660602                (bullet)Send a
DALLAS, TX            letter of
75266-0602            instruction to
                      the address at
                      left, including
                      your name, the
                      fund's name,
                      your fund
                      account
                      number, and
                      the dollar
                      amount or
                      number of
                      shares to be
                      sold. The letter
                      of instruction
                      must be signed
                      by all persons
                      required to sign
                      for
                      transactions,
                      exactly as their
                      names appear
                      on the account.
                      RETIREMENT
                      ACCOUNT
                     (bullet)The
                      account owner
                      should
                      complete a
                      retirement
                      distribution
                      form. Call
                      1-800-544-666
                      6 to request
                      one.
                      TRUST
                      (bullet)Send a
                      letter of
                      instruction to
                      the address at
                      left, including
                      the trust's
                      name, the
                      fund's name,
                      the trust's fund
                      account
                      number, and
                      the dollar
                      amount or
                      number of
                      shares to be
                      sold. The
                      trustee must
                      sign the letter of
                      instruction
                      indicating
                      capacity as
                      trustee. If the
                      trustee's name
                      is not in the
                      account
                      registration,
                      provide a copy
                      of the trust
                      document
                      certified within
                      the last 60 days.
                      BUSINESS OR
                      ORGANIZATION
                      (bullet)Send a
                      letter of
                      instruction to
                      the address at
                      left, including
                      the firm's
                      name, the
                      fund's name,
                      the firm's fund
                       account
                      number, and
                      the dollar
                      amount or
                      number of
                      shares to be
                      sold. At least
                      one person
                      authorized by
                      corporate
                      resolution to
                      act on the
                      account must
                      sign the letter
                      of instruction.
                      (bullet)Include a
                      corporate
                      resolution with
                      corporate seal
                      or a signature
                      guarantee.
                      EXECUTOR,
                      ADMINISTRATOR,
                      CONSERVATOR,
                      GUARDIAN
                      (bullet)Call
                      1-800-544-666
                      6 for
                      instructions.

IN PERSON             INDIVIDUAL, JOINT
                      TENANT,
                      SOLE PROPRIETORSH
                      IP, UGMA, UTMA
                      (bullet)Bring a
                      letter of
                      instruction to a
                      Fidelity Investor
                      Center. Call
                      1-800-544-979
                      7 for the center
                      nearest you.
                      The letter of
                      instruction must
                      be signed by all
                      persons
                      required to sign
                      for
                      transactions,
                      exactly as their
                      names appear
                      on the account.
                      RETIREMENT
                      ACCOUNT
                      (bullet)The
                      account owner
                      should
                      complete a
                      retirement
                      distribution
                      form. Visit a
                      Fidelity Investor
                      Center to
                      request one.
                      Call
                      1-800-544-979
                      7 for the center
                      nearest you.
                      TRUST
                      (bullet)Bring a
                      letter of
                      instruction to a
                      Fidelity Investor
                      Center. Call
                      1-800-544-9797
                      for the center
                      nearest you.
                      The trustee
                      must sign the
                      letter of
                      instruction
                      indicating
                      capacity as
                      trustee. If the
                      trustee's name
                      is not in the
                      account
                      registration,
                      provide a copy
                      of the trust
                      document
                      certified within
                      the last 60 days.
                      BUSINESS OR
                      ORGANIZATION
                      (bullet)Bring a
                      letter of
                      instruction to a
                      Fidelity Investor
                      Center. Call
                      1-800-544-979
                      7 for the center
                      nearest you. At
                      least one
                      person
                      authorized by
                      corporate
                      resolution to
                      act on the
                      account must
                      sign the letter
                      of instruction.
                      (bullet)Include a
                      corporate
                      resolution with
                      corporate seal
                      or a signature
                      guarantee.
                      EXECUTOR,
                      ADMINISTRATOR,
                      CONSERVATOR,
                      GUARDIAN
                      (bullet)Visit a
                      Fidelity Investor
                      Center for
                      instructions.
                      Call
                      1-800-544-979
                      7 for the center
                      nearest you.

AUTOMATICALL          (bullet)Use
Y                     Personal
                      Withdrawal
                      Service to set
                      up periodic
                      redemptions
                      from your
                      account.

EXCHANGING SHARES
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.
However, you should note the following policies and restrictions governing exchanges:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year.
(small solid bullet) The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
The funds may terminate or modify the exchange privileges in the future.
Other funds may have different exchange restrictions, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details. ACCOUNT FEATURES AND POLICIES
FEATURES
The following features are available to buy and sell shares of the funds.
AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY AUTOMATIC ACCOUNT BUILDER
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM  FREQUENCY    PROCEDURES
 $100    Monthly or   (bullet)To set up
         quarterly    for a new
                      account,
                      complete the
                      appropriate
                      section on the
                      fund
                      application.
                      (bullet)To set up
                      for existing
                      accounts, call
                      1-800-544-66
                      66 or visit
                      Fidelity's Web
                      site for an
                      application.
                      (bullet)To make
                      changes, call
                      1-800-544-66
                      66 at least
                      three
                      business days
                      prior to your
                      next
                      scheduled
                      investment
                      date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR
OVERNMENT CHECK TO A FIDELITY FUNDA

MINIMUM  FREQUENCY   PROCEDURES
 $100    Every pay   (bullet)To set up
         period      for a new
                     account,
                     check the
                     appropriate
                     box on the
                     fund
                     application.
                     (bullet)To set up
                     for an existing
                     account, call
                     1-800-544-66
                     66 or visit
                     Fidelity's Web
                     site for an
                     authorization
                     form.
                     (bullet)To make
                     changes you
                     will need a
                     new
                     authorization
                     form. Call
                     1-800-544-66
                     66 or visit
                     Fidelity's Web
                     site to obtain
                     one.


A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE
APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.



FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY
MARKET FUND TO ANOTHER FIDELITY FUND


MINIMUM  FREQUENCY    PROCEDURES
 $100    Monthly,     (bullet)To set
         bimonthly,   up, call
         quarterly,   1-800-544-66
         or annually  66 after both
                      accounts are
                      opened.
                      (bullet)To make
                      changes, call
                      1-800-544-66
                      66 at least
                      three
                      business days
                      prior to your
                      next
                      scheduled
                      exchange
                      date.


PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC REDEMPTIONS FROM YOUR
ACCOUNT TO YOU OR TO YOUR BANK ACCOUNT.


FREQUENCY  PROCEDURES
Monthly    (bullet)To set up, call
           1-800-544-6666.
           (bullet)To make changes, call
           Fidelity at 1-800-544-6666 at
           least three business days prior
           to your next scheduled
           withdrawal date.
           (bullet)Because of TechnoQuant
           Growth's front-end sales
           charge, you may not want to
           set up a systematic withdrawal
           program when you are buying
           TechnoQuant Growth shares
           on a regular basis.

OTHER FEATURES. The following other features are also available to buy and sell shares of the funds.
WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM. (bullet)You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-7777 to add the feature after your account is opened. Call 1-800-544-7777 before your first use to verify that this feature is set up on your account.
(bullet)To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited. FIDELITY MONEY LINE
TO TRANSFER MONEY BY PHONE BETWEEN YOUR BANK ACCOUNT AND YOUR FUND
ACCOUNT.
(bullet)You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-7777 or visit Fidelity's Web site before your first use to verify that this feature is set up on your account.
(bullet)Most transfers are complete within three business days of your call.
(bullet)Maximum purchase: $100,000
FIDELITY ON-LINE XPRESS+(registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.
CALL 1-800-544-7272 OR VISIT FIDELITY'S WEB SITE FOR MORE INFORMATION. (bullet)For account balances and holdings;
(bullet)To review recent account history;
(bullet)For mutual fund and brokerage trading; and
(bullet)For access to research and analysis tools.
FIDELITY WEB XPRESS(registered trademark)
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S WEB
SITE.
(bullet)For account balances and holdings;
(bullet)To review recent account history;
(bullet)To obtain quotes;
(bullet)For mutual fund    and brokerage     trading; and
(bullet)To access third-party research on companies, stocks, mutual funds and the market.
TOUCHTONE XPRESS
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE.
CALL 1-800-544-5555.
(bullet)For account balances and holdings;
(bullet)For mutual fund and brokerage trading;
(bullet)To obtain quotes;
(bullet)To review orders and mutual fund activity; and
(bullet)To change your personal identification number (PIN).
POLICIES
The following policies apply to you as a shareholder.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
(small solid bullet) Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
(small solid bullet) Financial reports (every six months).
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more
than one account in a fund. Call Fidelity    at 1-800-544-8544     if
you need additional copies of financial reports, prospectuses or historical account information.
Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's Web site for more information.
You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.
When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
If your ACCOUNT BALANCE falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed.
Fidelity may charge a FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.
Each fund normally pays dividends and capital gains distributions in
December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:
1. REINVESTMENT OPTION. Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gains distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.
3. CASH OPTION. Your dividends and capital gains distributions will be paid in cash.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gains distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.
Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
TAX CONSEQUENCES
As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.
TAXES ON DISTRIBUTIONS. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, each fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income. Each fund's distributions of long-term capital gains are taxable to you
generally as capital gains   .
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.
TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them.

FUND SERVICES


FUND MANAGEMENT
Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
Fidelity Management & Research Company (FMR) is each fund's manager. As of April 30, 1998, FMR had approximately $529 billion in discretionary assets under management.
As the manager, FMR is responsible for choosing the funds' investments and handling their business affairs.
Affiliates assist FMR with foreign investments:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for each fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for each fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
A fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised each fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.
Brad Lewis is Vice President and manager of Disciplined Equity and Stock Selector, which he has managed since December 1988 and September 1990, respectively. He also manages other Fidelity funds. Mr. Lewis joined Fidelity in 1985.
Tim Krochuk is manager of TechnoQuant Growth, which he has managed since inception. He also manages another Fidelity fund. Since joining Fidelity in 1992, Mr. Krochuk has worked as a quantitative analyst and manager.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions. Each fund pays a management fee to FMR.
The management fee is calculated and paid to FMR every month.
The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well a fund has performed relative to the S&P 500.
MANAGEMENT   =  BASIC   +/-  PERFORMANCE
FEE             FEE          ADJUSTMENT

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by a fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For October 1998, the group fee rate was    0.2910    %. The
individual fund fee rate is 0.30% for each fund.
The basic fee for each of Disciplined Equity, Stock Selector and TechnoQuant Growth for the fiscal year ended October 31, 1998 was 0.59%, 0.59%, and 0.59%, respectively, of the fund's average net assets.
The performance adjustment rate is calculated monthly by comparing each fund's performance to that of the S&P 500.
The performance adjustment rate is divided by twelve and multiplied by a fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is +0.20% of a fund's average net assets over the performance period.
For TechnoQuant Growth, the performance period began on December 1, 1996 and will eventually include 36 months. The performance adjustment took effect on November 1, 1997.
For Disciplined Equity and Stock Selector, the performance period is the most recent 36-month period.
The total management fee for the fiscal year ended October 31, 1998
was    0.43    % of the fund's average net assets for Disciplined
Equity,    0.43    % of the fund's average net assets for Stock
Selector and    0.39    % of the fund's average net assets for
TechnoQuant Growth.
FMR pays FMR U.K. and FMR Far East for providing assistance with investment advisory services.
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated by FMR at any time, can decrease a fund's expenses and boost its performance.
FUND DISTRIBUTION
FDC distributes each fund's shares.
You may pay a sales charge when you buy your shares of TechnoQuant
Growth.
FDC collects the sales charge.
TechnoQuant Growth's sales charge may be reduced if you buy directly through Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction.
                      Sales Charge

Ranges                As a % of       As an approximate % of net amount
                      offering price  invested

$0 - 249,999          3.00%           3.09%

$250,000 - 499,999    2.00%           2.04%

$500,000 - 999,999    1.00%           1.01%

$1,000,000 - or more  none            none

FDC may pay a portion of sales charge proceeds to securities dealers who have sold TechnoQuant Growth's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of the fund's offering price.
The sales charge will also be reduced by the percentage of any sales charge you previously paid on investments in other Fidelity funds or by the percentage of any sales charge you would have paid if the reductions in the table above had not existed. These sales charge credits only apply to purchases made in one of the ways listed below, and only if you continuously owned Fidelity fund shares, maintained a Fidelity brokerage core account, or participated in The CORPORATEplan for Retirement Program.
1. By exchange from another Fidelity fund.
2. With proceeds from a transaction in a Fidelity brokerage core account, including any free credit balance, core money market fund, or margin availability, to the extent such proceeds were derived from redemption proceeds from another Fidelity fund.
3. As a participant in The CORPORATEplan for Retirement Program when shares are bought through plan-qualified loan repayments, and for exchanges into and out of the Managed Income Portfolio.
TechnoQuant Growth's sales charge will not apply:
1. If you buy shares as part of an employee benefit plan having more than 200 eligible employees or a minimum of $3 million in plan assets invested in Fidelity mutual funds.
2. To shares in a Fidelity account bought with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account).
3. If you are a charitable organization (as defined for purposes of
Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more.
4. If you buy shares for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code).
5. If you are an investor participating in the Fidelity Trust
Portfolios program.
6. To shares bought by a mutual fund or a qualified state tuition program for which FMR or an affiliate serves as investment manager.
7. To shares bought through Portfolio Advisory Services or Fidelity Charitable Advisory Services.
8. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee.
9. If you are a bank trust officer, registered representative, or other employee of a qualified recipient, as defined on page 30.
10. To contributions and exchanges to a prototype or prototype-like retirement plan sponsored by FMR Corp. or FMR and which is marketed and distributed directly to plan sponsors or participants without any assistance or intervention from any intermediary distribution channel.
11. If you invest through a non-prototype pension or profit-sharing plan that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver agreement confirming its qualification.
12. If you are a registered investment adviser (RIA) buying for your discretionary accounts, provided you execute a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. Except for correspondents of National Financial Services Corporation, this waiver is available only for shares bought directly from Fidelity, and is unavailable if the RIA is part of an organization principally engaged in the brokerage business.
13. If you are a trust institution or bank trust department buying for your non-discretionary, non-retirement fiduciary accounts, provided you execute a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares bought either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
More detailed information about waivers (1), (2), (5), (9), (10) and
   (12) is contained in the Statement of Additional Information. A representative of your plan or organization should call Fidelity for more information.
To qualify for a sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.
Each of Disciplined Equity and Stock Selector has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.
To receive sales concessions and waivers and payments made pursuant to a Distribution and Service Plan, qualified recipients must sign the appropriate agreement with FDC in advance.
FMR may allocate brokerage transactions in a manner that takes into
account the sale of shares of    the funds,     provided that a fund
receives brokerage services and commission rates comparable to those of other broker-dealers.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information (SAI), in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.

APPENDIX


FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each fund's financial history for the past five years for Disciplined Equity and Stock Selector and for the past two years for TechnoQuant Growth. Certain information reflects financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. The annual information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each fund's financial highlights and financial statements, are included in each fund's Annual Report. A free copy of each Annual Report is available upon request.


   DISCIPLINED EQUITY
Selected Per-Share Data and Ratios

Years ended October 31                                             1998     1997     1996     1995     1994

Net asset value, beginning of period                               $ 27.72  $ 22.87  $ 23.04  $ 18.94  $ 19.48

Income from Investment Operations

 Net investment income                                              .31B     .32B     .26      .30      .21

 Net realized and unrealized gain (loss)                            3.13     6.25     2.10     4.57     .50

 Total from investment operations                                   3.44     6.57     2.36     4.87     .71

Less Distributions

 From net investment income                                         (.25)    (.23)    (.30)    (.25)    (.21)

 From net realized gain                                             (3.30)   (1.49)   (2.23)   (.52)    (1.04)

 Total distributions                                                (3.55)   (1.72)   (2.53)   (.77)    (1.25)

Net asset value, end of period                                     $ 27.61  $ 27.72  $ 22.87  $ 23.04  $ 18.94

Total returnA                                                       13.17%   30.66%   11.31%   26.98%   4.01%

Net assets, end of period (In millions)                            $ 2,801  $ 2,358  $ 2,146  $ 2,088  $ 1,082

Ratio of expenses to average net assets                             .67%     .69%     .81%     .96%     1.07%

Ratio of expenses to average net assets after expense reductions    .64%C    .64%C    .75%C    .93%C    1.05%C

Ratio of net investment income to average net assets                1.10%    1.28%    1.22%    1.81%    1.43%

Portfolio turnover rate                                             125%     127%     297%     221%     139%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   STOCK SELECTOR
Selected Per-Share Data and Ratios

Years ended October 31                                             1998     1997     1996     1995     1994

Net asset value, beginning of period                               $ 29.40  $ 24.99  $ 24.25  $ 19.45  $ 20.15

Income from Investment Operations

 Net investment income                                              .32B     .33B     .24      .19      .16

 Net realized and unrealized gain (loss)                            1.02     6.23     2.78     5.57     .44

 Total from investment operations                                   1.34     6.56     3.02     5.76     .60

Less Distributions

 From net investment income                                         (.33)    (.23)    (.20)    (.15)    (.28)

 From net realized gain                                             (3.32)   (1.92)   (2.08)   (.81)    (1.02)

 Total distributions                                                (3.65)   (2.15)   (2.28)   (.96)    (1.30)

Net asset value, end of period                                     $ 27.09  $ 29.40  $ 24.99  $ 24.25  $ 19.45

Total returnA                                                       4.40%    28.20%   13.51%   31.54%   3.32%

Net assets, end of period (In millions)                            $ 1,610  $ 1,827  $ 1,586  $ 1,135  $ 812

Ratio of expenses to average net assets                             .68%     .74%     .89%     1.03%    1.12%

Ratio of expenses to average net assets after expense reductions    .64%C    .69%C    .84%C    1.00%C   1.09%C

Ratio of net investment income to average net assets                1.10%    1.24%    1.07%    .99%     1.01%

Portfolio turnover rate                                             122%     117%     247%     220%     187%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   TECHNOQUANT GROWTH
Selected Per-Share Data and Ratios

Years ended October 31                                             1998      1997E

Net asset value, beginning of period                               $ 12.62   $ 10.00

Income from Investment Operations

 Net investment income(loss)D                                       .04       (.04)

 Net realized and unrealized gain (loss)                            (.03)     2.64

 Total from investment operations                                   .01       2.60

Less Distributions

 From net realized gain                                             (.61)     --

Redemption fees added to paid in capital                            .01       .02

Net asset value, end of period                                     $ 12.03   $ 12.62

Total returnB,C                                                     .45%      26.20%

Net assets, end of period (000 omitted)                            $ 48,003  $ 92,733

Ratio of expenses to average net assets                             .91%      1.24%A

Ratio of expenses to average net assets after expense reductions    .88%F     1.24%A

Ratio of net investment income to average net assets                .35%      (.35)%A

Portfolio turnover rate                                             334%      296%A


   A ANNUALIZED
   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
   D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E FOR THE PERIOD NOVEMBER 12, 1996 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997.
   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.







You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544 or visit Fidelity's Web site at www.fidelity.com.
The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.
I   nvestment Company Act of 1940, File Number 811-2841
Fidelity Investments & (Pyramid) Design, Fidelity, Fidelity Investments, TouchTone Xpress, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Express+, Fidelity Web Xpress, and Directed Dividends are registered trademarks of FMR Corp.
TechnoQuant, Fidelity GoalPlanner and    Fidelity     Portfolio
Advisory Services are service marks of FMR Corp.
   The third party marks appearing above are the marks of their respective owners.
   1.700744.101 QNT    -pro-1298

FIDELITY DISCIPLINED EQUITY FUND
FIDELITY STOCK SELECTOR
FIDELITY TECHNOQUANTSM GROWTH FUND
FUNDS OF FIDELITY CAPITAL TRUST

STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 30, 1998

This Statement of Additional Information (SAI) is not a prospectus. Portions of the funds' Annual Reports are incorporated herein. The Annual Reports are supplied with this SAI.
To obtain a free additional copy of the Prospectus, dated December 30, 1998, or an Annual Report, please call Fidelity(registered trademark) at 1-800-544-8544 or visit Fidelity's Web site at www.fidelity.com.

TABLE OF CONTENTS                                         PAGE

INVESTMENT POLICIES AND LIMITATIONS                       37

PORTFOLIO TRANSACTIONS                                    43

VALUATION                                                 46

PERFORMANCE                                               46

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION  51

DISTRIBUTIONS AND TAXES                                   52

TRUSTEES AND OFFICERS                                     52

CONTROL OF INVESTMENT ADVISERS                            54

MANAGEMENT CONTRACTS                                      55

DISTRIBUTION SERVICES                                     59

TRANSFER AND SERVICE AGENT AGREEMENTS                     59

DESCRIPTION OF THE TRUST                                  60

FINANCIAL STATEMENTS                                      60

APPENDIX                                                  60

QNT-ptb-1298
   1.538882.101

(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF FIDELITY DISCIPLINED EQUITY FUND
(DISCIPLINED EQUITY)
THE FOLLOWING ARE DISCIPLINED EQUITY'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
 (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
 (2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as permitted under the Investment Company Act of 1940;
 (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
 (4) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
 (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
 (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
 (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
 (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
 (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
 (i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
 (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
 (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets,
 (iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
 (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
 (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 8.
INVESTMENT LIMITATIONS OF FIDELITY STOCK SELECTOR (STOCK SELECTOR)
THE FOLLOWING ARE STOCK SELECTOR'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
 (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
 (2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as
otherwise     permitted under the Investment Company Act of 1940;
 (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
 (4) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
 (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
 (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
 (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
 (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, (for this purpose, purchasing debt securities and engaging in repurchase agreements do not constitute lending).
 (9) The fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
 (i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
 (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
 (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
 (iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
 (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
 (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 8.
INVESTMENT LIMITATIONS OF FIDELITY TECHNOQUANT GROWTH FUND
(TECHNOQUANT GROWTH)
THE FOLLOWING ARE TECHNOQUANT GROWTH'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
 (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
 (2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as
otherwise     permitted under the Investment Company Act of 1940;
 (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
 (4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
 (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
 (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
 (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
 (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
 (9) The fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
 (i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
 (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
 (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
 (iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
 (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
 (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 8.
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk. BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.
CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity and diversification of their investments.
COMMON STOCK represents an equity or ownership interest in an issuer.
In the event an issuer is liquidated or declares bankruptcy,    the
claims of     owners of bonds and preferred stock take precedence over
the claims of those who own common stock.
CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, are not fundamental policies and may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative
characteristics and may be    more     sensitive to economic changes
and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation. Direct debt instruments may also include standby financing commitments that obligate the purchaser to supply additional cash to the borrower on demand.
LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. PREFERRED STOCK is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is
liquidated or declares bankruptcy,    the claim of     owners of bonds
take precedence over the claims of those who own preferred and common stock.
REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES OF OTHER INVESTMENT COMPANIES, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.
The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
TEMPORARY DEFENSIVE POLICIES. Each fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.
If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended October 31, 1998 and 1997, the portfolio
turnover rates were    125    % and 127%, respectively, for
Disciplined Equity,    122    % and 117%, respectively, for Stock
Selector and    334    % and 296% (   annualized    ), respectively,
for TechnoQuant Growth. Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.
The following tables show the brokerage commissions paid by the funds. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year. A fund may pay both commissions and spreads in connection with the placement of portfolio transactions.
The following table shows the total amount of brokerage commissions paid by each fund.

FISCAL YEAR ENDED        TOTAL
OCTOBER 31               AMOUNT PAID

DISCIPLINED EQUITY

1998                     $    5,011,000

1997                         4,013,000

1996                         7,166,000

STOCK SELECTOR

1998                         3,493,000

1997                         2,997,000

1996                         4,237,000

TECHNOQUANT GROWTH

1998                      357,000

1997*                        293,000

* From November 12, 1996 (commencement of operations).
Of the following tables, the first shows the total amount of brokerage commissions paid by each fund to NFSC and FBS, as applicable, for the past three fiscal years. The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFSC for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended 1998. NFSC is paid on a commission basis.

                    TOTAL AMOUNT PAID

FISCAL YEAR ENDED   TO NFSC            TO FBS
OCTOBER 31

DISCIPLINED EQUITY

1998                $    458,000       $ --

1997                    391,000         --

1996                    795,000         --

STOCK SELECTOR

1998                    321,000         --

1997                    280,000            19,000

1996                    483,000            28,000

TECHNOQUANT GROWTH

1998                    45,000          --

1997*                   55,000          --

* From November 12, 1996 (commencement of operations)
FISCAL YEAR ENDED   % OF AGGREGATE            % OF AGGREGATE
OCTOBER 31 1998     COMMISSIONS PAID TO NFSC  DOLLAR AMOUNT OF
                                              TRANSACTIONS EFFECTED
                                              THROUGH NFSC

DISCIPLINED EQUITY     9.14    %                 14.24    %

STOCK SELECTOR         9.18    %                 14.47    %

TECHNOQUANT GROWTH     12.6    %                 17.81    %

NFSC has used a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.
The following table shows the dollar amount of brokerage commissions paid to firms that provided research services and the approximate dollar amount of the transactions involved for the fiscal year ended 1998.
                         $ AMOUNT OF           $ AMOUNT OF
                         COMMISSIONS PAID TO   BROKERAGE
                         FIRMS                 TRANSACTIONS
                         THAT PROVIDED         INVOLVED*
                         RESEARCH SERVICES*

DISCIPLINED EQUITY        $    4,548,000       $    4,650,713,000

STOCK SELECTOR                3,062,000            2,834,956,000

TECHNOQUANT GROWTH            309,000              250,038,000

* The provision of research services was not necessarily a factor in the placement of all this business with such firms.
The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds managed by FMR or investment accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Each fund's net asset value per shares (NAV) is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Independent brokers or quotation services provide prices of foreign securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.
   The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a
commi    ttee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts
(ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.
PERFORMANCE
A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
RETURN CALCULATIONS.    R    eturns quoted in advertising reflect all
aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.
In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a
series of redemptions, over any time period.    R    eturns may be
broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return.
   R    eturns may be quoted on a before-tax or after-tax basis.
   R    eturns may or may not include the effect of a fund's maximum sales charge or the effect of a fund's short-term trading fee. Excluding a fund's sales charge and short-term trading fee from a return calculation produces a higher return figure. Returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On October 30, 1998, the 13-week and 39-week long-term moving averages
were $26.   66     and $28.   42    , respectively, for Disciplined
Equity, $26.   64     and $29.1   4    , respectively, for Stock
Selector and $11.5   7     and $12.2   3     for TechnoQuant Growth.
CALCULATING HISTORICAL FUND RESULTS. The following tables show performance for each fund. TechnoQuant Growth has a maximum front-end sales charge of 3%, which is included in the average annual and cumulative returns.
For TechnoQuant Growth, total returns do not include the effect of the fund's short-term trading fee, applicable to shares held less than 90 days.
HISTORICAL FUND RESULTS. The following table shows each fund's return for the fiscal period ended October 31, 1998.

                              AVERAGE ANNUAL RETURNS                    CUMULATIVE RETURNS

                              ONE                     FIVE     TEN      ONE                 FIVE      TEN
                              YEAR                    YEARS    YEARS    YEAR                YEARS     YEARS



DISCIPLINED EQUITY             13.17%                  16.80%   18.28%   13.17%              117.38%   422.53%



                          AVERAGE ANNUAL RETURNS                    CUMULATIVE RETURNS

                          ONE                     FIVE     LIFE OF  ONE                 FIVE      LIFE OF
                          YEAR                    YEARS    FUND*    YEAR                YEARS     FUND*



STOCK SELECTOR             4.40%                   15.60%   20.24%   4.40%               106.46%   343.74%


* From September 28, 1990 (commencement of operations).

                              AVERAGE ANNUAL RETURNS                         CUMULATIVE RETURNS

                              ONE                     FIVE   LIFE OF         ONE                 FIVE   LIFE OF
                              YEAR                    YEARS  FUND*           YEAR                YEARS  FUND*



TECHNOQUANT GROWTH                -2.56    %          N/A     11.0   8    %      -2.56    %      N/A     22.   9    7%


* From November 12, 1996 (commencement of operations).
The following tables show the income and capital elements of each fund's cumulative return. The tables compare each fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the past 10 fiscal years ended 1998 or life of each fund, as applicable, assuming all distributions
were reinvested.    R    eturns are based on past results and are not
an indication of future performance. Tax consequences of different investments have not been factored into the figures below.
During the period    from December 28, 1988 (commencement of
operations) to October 31, 1998    , a hypothetical $10,000 investment
in Disciplined Equity would have grown to $52,253.



FIDELITY DISCIPLINED EQUITY FUND                                                      INDEXES

FISCAL YEAR                       VALUE OF    VALUE OF       VALUE OF       TOTAL     S&P 500   DJIA         COST OF
ENDED                             INITIAL     REINVESTED     REINVESTED     VALUE                            LIVING**
                                  $10,000     DIVIDEND       CAPITAL GAIN
                                  INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS







1998                              $ 27,610    $ 4,085        $ 20,558       $ 52,253  $ 51,815  $ 52,060     $    13,610

1997                              $ 27,720    $ 3,659        $ 14,795       $ 46,174  $ 42,475  $ 44,326     $ 13,411

1996                              $ 22,870    $ 2,650        $ 9,819        $ 35,339  $ 32,151  $ 3   5,255      $ 13,137

1995                              $ 23,040    $ 2,213        $ 6,496        $ 31,749  $ 25,908  $ 27,215     $ 12,755

1994                              $ 18,940    $ 1,464        $ 4,599        $ 25,003  $ 20,490  $ 21,812     $ 12,407

1993                              $ 19,480    $ 1,223        $ 3,335        $ 24,038  $ 19,728  $ 19,992     $ 12,091

1992                              $ 17,270    $ 858          $ 1,778        $ 19,906  $ 17,162  $ 17,022     $ 11,768

1991                              $ 16,740    $ 560          $ 164          $ 17,464  $ 15,606  $ 15,725     $ 11,402

1990                              $ 12,020    $ 118          $ 117          $ 12,255  $ 11,689  $ 12,089     $ 11,079

1989   *                          $ 13,250    $ 0            $ 0            $ 13,250  $ 12,635  $ 12,596     $ 10,423


   * From December 28, 1988 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Disciplined Equity, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $28,159. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $2,090 for dividends and $11,020 for capital gain distributions. The figures in the table do not include the effect of the fund's 3% sales charge (which was in effect during the period January 1, 1990 through July 31, 1990).
During the period from September 28, 1990 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in Stock Selector would have grown to $44,374.

FIDELITY STOCK SELECTOR                                                      INDEXES

FISCAL YEAR              VALUE OF    VALUE OF       VALUE OF       TOTAL     S&P 500   DJIA      COST OF
ENDED                    INITIAL     REINVESTED     REINVESTED     VALUE                         LIVING**
                         $10,000     DIVIDEND       CAPITAL GAIN
                         INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS







1998                     $ 27,090    $ 2,138        $ 15,146       $ 44,374  $ 44,139  $ 43,026  $    12,359

1997                     $ 29,400    $ 1,809        $ 11,297       $ 42,506  $ 36,183  $ 36,634  $ 12,178

1996                     $ 24,990    $ 1,220        $ 6,947        $ 33,157  $ 27,388  $ 29,137  $ 11,929

1995                     $ 24,250    $ 924          $ 4,037        $ 29,211  $ 22,070  $ 22,492  $ 11,583

1994                     $ 19,450    $ 550          $ 2,208        $ 22,208  $ 17,455  $ 18,027  $ 11,266

1993                     $ 20,150    $ 290          $ 1,053        $ 21,493  $ 16,805  $ 16,523  $ 10,980

1992                     $ 16,770    $ 140          $ 551          $ 17,461  $ 14,620  $ 14,069  $ 10,686

1991                     $ 15,190    $ 42           $ 0            $ 15,232  $ 13,294  $ 12,996  $ 10,354

1990*                    $ 9,800     $ 0            $ 0            $ 9,800   $ 9,957   $ 9,991   $ 10,060


* From September 28, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Stock Selector, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $24,378. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,360 for dividends and $9,980 for capital gain distributions. The figures in the table do not include the effect of the fund's 3% sales charge (which was in effect during the period September 28, 1990 through December 31, 1993).
During the period from November 12, 1996 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in TechnoQuant
Growth would have grown to $12,   29    7, including the effect of the
fund's maximum sales charge.



FIDELITY TECHNOQUANT GROWTH FUND                                                          INDEXES

FISCAL YEAR                  VALUE OF         VALUE OF       VALUE OF       TOTAL         S&P 500   DJIA      COST OF
ENDED                        INITIAL          REINVESTED     REINVESTED     VALUE                             LIVING**
                             $10,000          DIVIDEND       CAPITAL GAIN
                             INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS







1998                         $    11,669      $ 0            $ 62   8       $ 12,2   97  $ 15,567  $ 14,199  $ 10,360

1997*                        $ 12,241         $ 0            $ 0            $ 12,241     $ 12,761  $ 12,090  $ 10,208


* From November 12, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in TechnoQuant Growth, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,592. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $0 for dividends and $592 for capital gain distributions. The figures in the table do not include the effect of the fund's 0.75% short-term trading fee applicable to shares held less than 90 days.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A fund's performance may also be compared to that of the benchmark index representing the universe of securities in which the fund may invest. The return of the index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a
fund's returns, however, the index   's     returns do not reflect
brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Each fund may compare its performance to that of the Standard & Poor's 500 Index, a market capitalization weighted index of common stocks.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of October 31, 1998, FMR advised over $   115     billion i   n
taxable fixed-income fund assets, $32     billion in municipal fund
assets, $   118     billion in money market fund assets, $   436
billion in equity fund assets, $   13     billion in international
fund assets, and $   28     billion in Spartan fund assets. The funds
may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive TechnoQuant Growth's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive TechnoQuant Growth's front-end sales charge in certain instances due to sales efficiencies and competitive considerations. The sales charge will not apply:
1. to shares purchased in connection with an employee benefit plan (including the Fidelity-sponsored 403(b) and corporate IRA programs but otherwise as defined in the Employee Retirement Income Security
Act) maintained by a U.S. employer and having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a U.S. employer that is a member of a parent-subsidiary group of corporations (within the meaning of Section 1563(a)(1) of the Internal Revenue Code, with "50%" substituted for "80%") any member of which maintains an employee benefit plan having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a non-U.S. employer having 200 or more eligible employees, or a minimum of $3,000,000 in assets invested in Fidelity mutual funds, the assets of which are held in a bona fide trust for the exclusive benefit of employees participating therein;
2. to shares purchased by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans (including 403(b) programs, but otherwise as defined in the Employee Retirement Income Security Act), which, in the aggregate, have either more than 200 eligible employees or a minimum of $3,000,000 in assets invested in Fidelity funds;
3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in waiver (1) above) of such employer, maintained at least one employee benefit plan that qualified for waiver (1) above and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more investment accounts or pools advised by Fidelity Management Trust Company; and (ii) either (a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution or (b) the distribution is transferred directly from the plan into another Fidelity account;
4. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
5. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code);
6. to shares purchased by an investor participating in the Fidelity Trust Portfolios program (these investors must make initial investments of $100,000 or more in the Trust Portfolios funds and must, during the initial six-month period, reach and maintain an aggregate balance of at least $500,000 in all accounts and subaccounts purchased through the Trust Portfolios program);
7. to shares purchased by a mutual fund or a qualified state tuition program for which FMR or an affiliate serves as investment manager;
8. to shares purchased through Portfolio Advisory ServicesSM or Fidelity Charitable Advisory Services;
9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
10. to shares purchased by a bank trust officer, registered representative, or other employee of a qualified recipient. Qualified recipients are securities dealers or other entities, including banks and other financial institutions, who have sold the fund's shares under special arrangements in connection with FDC's sales activities;
11. to shares purchased by contributions and exchanges to the following prototype or prototype-like retirement plans sponsored by FMR Corp. or FMR and that are marketed and distributed directly to plan sponsors or participants without any intervention or assistance from any intermediary distribution channel: The Fidelity Traditional IRA, The Fidelity Roth IRA, The Fidelity Roth Conversion IRA, The Fidelity Rollover IRA, The Fidelity SEP-IRA and SARSEP, The Fidelity SIMPLE IRA, The Fidelity Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan);
12. to shares purchased as part of a pension or profit-sharing plan as defined in Section 401(a) of the Internal Revenue Code that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver request form confirming its qualification;
13. to shares purchased by a registered investment adviser (RIA) for his or her discretionary accounts, provided he or she executes a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased directly from Fidelity, without a broker, unless purchased through a brokerage firm which is a correspondent of National Financial Services Corporation (NFSC). The waiver is unavailable, however, if the RIA is part of an organization principally engaged in the brokerage business, unless the brokerage firm in the organization is an NFSC correspondent; or
14. to shares purchased by a trust institution or bank trust department for its non-discretionary, non-retirement fiduciary accounts, provided it executes a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
TechnoQuant Growth's sales charge may be reduced to reflect sales charges previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in prototype-like retirement plans sponsored by FMR or FMR Corp., which are listed above.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
DISTRIBUTIONS AND TAXES
DIVIDENDS. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because each fund may earn other types of income, such as interest, short-term capital gains, and non-qualifying dividends, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. A portion of each fund's dividends derived from certain U.S. Government securities and securities of certain other investment companies may be exempt from state and local taxation.
CAPITAL GAINS DISTRIBUTIONS.    Each fund's long-term capital gains
distributions are federally taxable to shareholders generally as capital gains.
RETURNS OF CAPITAL. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
FOREIGN TAX CREDIT OR DEDUCTION. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because each fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequences to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments(Registered trademark), P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan(registered trademark) Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (65), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (70), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board, of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and information storage, 1997).
*ROBERT C. POZEN (52), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (70), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). ROBERT A. LAWRENCE (46), is Vice President of certain Equity Funds
(1997), Vice President of Fidelity Real Estate High Income Fund (1995) and Fidelity Real Estate High Income Fund II (1996), and Senior Vice President of FMR (1993).
BRADFORD F. LEWIS (43), is Vice President of Fidelity Stock Selector and Fidelity Disciplined Equity Fund and other funds advised by FMR.
Prior to his current responsibilities, Mr   .     Lewis managed a
variety of Fidelity funds.
ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
   MATTHEW N. KARSTETTER (37), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).
JOHN H. COSTELLO (52), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended October 31, 1998, or calendar year ended December 31, 1997, as applicable.


COMPENSATION TABLE
TRUSTEES                       AGGREGATE           AGGREGATE     AGGREGATE      TOTAL
AND                            COMPENSATION        COMPENSATION  COMPENSATION   COMPENSATION
MEMBERS OF THE ADVISORY BOARD  FROM                FROM STOCK    FROM           FROM THE
                               DISCIPLINED         SELECTORB     TECHNOQUANT    FUND COMPLEX*,A
                               EQUITYB,C   ,D                    GROWTHB

J. GARY BURKHEAD**             $ 0                 $ 0           $ 0            $ 0

RALPH F. COX                   $    1,024          $    695      $    26        $ 214,500

PHYLLIS BURKE DAVIS            $    1,017          $    691      $    26        $ 210,000

ROBERT M. GATES                $    1,013          $    700      $    26        $176,000

EDWARD C. JOHNSON 3D**         $ 0                 $ 0           $ 0            $ 0

E. BRADLEY JONES               $    1,024          $    696      $    26        $ 211,500

DONALD J. KIRK                 $    1,045          $    708      $    27        $ 211,500

PETER S. LYNCH**               $ 0                 $ 0           $ 0            $ 0

WILLIAM O. MCCOY               $    1,031          $    700      $    26        $ 214,500

GERALD C. MCDONOUGH            $    1,268          $    862      $    32        $ 264,500

MARVIN L. MANN                 $    1,018          $    690      $    26        $ 214,500

ROBERT C. POZEN**              $ 0                 $ 0           $ 0            $ 0

THOMAS R. WILLIAMS             $    1,031          $    700      $    26         $214,500


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   464    ; Phyllis Burke
Davis, $   464    ; Robert M. Gates, $   464    ; E. Bradley Jones,
$   464    ; Donald J. Kirk, $   464    ; William O. McCoy,
$   464    ; Gerald C. McDonough, $   541    ; Marvin L. Mann,
$   464    ; and Thomas R. Williams, $   464    .
   D     Certain of the non-interested Trustees' aggregate
compensation from a fund includes accrued voluntary deferred
compensation as follows:    Ralph F. Cox, $394, Disciplined Equity;
Marvin L. Mann, $394, Disciplined Equity; William O. McCoy, $333, Disciplined Equity; Thomas R. Williams, $394, Disciplined Equity. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of    October 31, 1998    , the Trustees, Members of the Advisory
Board, and officers of each fund owned, in the aggregate, less than
   1    % of each fund   '    s total outstanding shares.
CONTROL OF INVESTMENT ADVISER   S
FMR Corp., organized in 1972, is the ultimate parent company of FMR, FMR U.K. and FMR Far East. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
MANAGEMENT CONTRACTS
Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of each fund's performance to that of the S&P 500.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE      EFFECTIVE ANNUAL FEE RATES

AVERAGE GROUP    ANNUALIZED  GROUP NET       EFFECTIVE ANNUAL FEE
ASSETS           RATE        ASSETS          RATE

 0 - $3 BILLION  .5200%       $ 0.5 BILLION  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850         125           .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 OVER 534        .2500

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   592     billion of group net assets - the approximate
level for October 1998 - was    0.2910    %, which is the weighted
average of the respective fee rates for each level of group net assets
up to $   592     billion.
Each fund's individual fund fee rate is 0.30% . Based on the average group net assets of the funds advised by FMR for October 1998, each fund's annual basic fee rate would be calculated as follows:

                    GROUP FEE RATE       INDIVIDUAL FUND FEE RATE       BASIC FEE RATE

DISCIPLINED EQUITY  0.   2910    %  +    0.30%                     =    0.   5910    %

STOCK SELECTOR      0.   2910    %  +    0.30%                     =    0.   5910    %

TECHNOQUANT GROWTH  0.   2910    %  +    0.30%                     =    0.   5910    %


One-twelfth of the basic fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.
COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for each of Disciplined Equity, Stock Selector and TechnoQuant Growth is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 (the Index) over the same period. The performance period for TechnoQuant Growth commenced on December 1, 1996. Starting with the twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.00% (for Disciplined Equity and Stock Selector) and 0.01% (for TechnoQuant Growth) (up to a maximum difference of +10.00) is multiplied by a performance adjustment rate of 0.02%.
The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets throughout the month, giving a dollar amount which will be added to (or subtracted from) the basic fee.
The maximum annualized adjustment rate is +0.20% of a fund's average net assets over the performance period.
A fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in that fund's shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
Because the adjustment to the basic fee is based on a fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time. The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by each fund.

FUND                FISCAL YEARS ENDED  PERFORMANCE          MANAGEMENT FEES
                    OCTOBER 31          ADJUSTMENT           PAID TO FMR*

DISCIPLINED EQUITY  1998                $    -4,440,000      $    12,407,000

                    1997                $    -    3,512,000  $ 9,723,000

                    1996                $    -    1,531,000  $ 11,631,000

STOCK SELECTOR      1998                $    -3,097,000      $    8,046,000

                    1997                $    -    2,301,000  $ 8,092,000

                    1996                $    -    420,000    $ 8,354,000

TECHNOQUANT GROWTH  1998                $    -136,000        $    264,000

                    1997**              $ --                 $ 365,000


* Including the amount of the performance adjustment.
** From November 12, 1996 (commencement of operations).
During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedules on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase. FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns, and repayment of the reimbursement by a fund will lower its total returns.
SUB-ADVISERS. On behalf of Disciplined Equity, Stock Selector and TechnoQuant Growth, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of each fund, FMR may also grant    FMR U.K. and FMR Far
East     investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.
Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
On behalf of each fund, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate (including any performance adjustment) with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.
For providing investment advice and research services, fees paid to the sub-advisers by FMR for the past three fiscal years are shown in the table below.

FISCAL YEAR ENDED   FMR U.K.         FMR FAR EAST
OCTOBER 31

DISCIPLINED EQUITY

1998                $    12,875      $    11,735

1997                $ 2,562          $ 2,334

1996                $ 8,459          $ 8,342

STOCK SELECTOR

1998                $    48,678      $    44,567

1997                $  107,477       $  100,239

1996                $  101,205       $  100,771

TECHNOQUANT GROWTH

1998                $    920         $    879

1997*               $  675           $  682

*        From November 12, 1996 (commencement of operations).
For discretionary investment management and execution of portfolio transactions, no fees were paid to the sub-advisers by FMR on behalf of the funds for the past three fiscal years.
DISTRIBUTION SERVICES
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
During the    fiscal year ended October 31, 1998    , FDC collected
sales charge revenues of $   31,000     on purchases of    TechnoQuant
Growth     shares    all of which    , FDC retaine   d    .
The Trustees have approved Distribution and Service Plans on behalf of Disciplined Equity and Stock Selector (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses. Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service providers, that provide those services. Currently, the Board of Trustees has authorized such payments for fund shares.
FMR made no payments either directly or through FDC to intermediaries for the fiscal year ended 1998.
Prior to approving each Plan for Disciplined Equity and Stock Selector, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
TRANSFER AND SERVICE AGENT AGREEMENTS
Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.
For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in a fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
 .0600% of the first $500 million of average net assets and .0300% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

FUND                1998              1997       1996

DISCIPLINED EQUITY  $    808,000      $ 794,000  $ 791,000

STOCK SELECTOR      $    721,000      $ 674,000  $ 588,000

TECHNOQUANT GROWTH  $    60,000       $ 58,000*  $ --

*From November 12, 1996 (commencement of operations).
For administering each fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans. For the fiscal years ended October 31, 1998, 1997, and 1996, the funds paid no securities lending fees.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Disciplined Equity Fund, Fidelity Stock Selector and Fidelity TechnoQuant Growth Fund are funds of Fidelity Capital Trust, an open-end management investment company organized as a Massachusetts business trust on May 31, 1978. Currently, there are five funds in Fidelity Capital Trust: Fidelity Disciplined Equity Fund, Fidelity Stock Selector, Fidelity TechnoQuant Growth Fund, Fidelity Capital Appreciation Fund, and Fidelity Value Fund. The Trustees are permitted to create additional funds in the trust.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds. SHAREHOLDER LIABILITY. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust shall include a provision limiting the obligations created thereby to the trust and its assets.
The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
VOTING RIGHTS. Each fund's capital consist of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value that you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
Each trust or any of its funds may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of each fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.
CUSTODIAN. State Street Bank and Trust Company, 1776 Heritage Drive,
   Quincy    , Massachusetts, is custodian of the assets of
Disciplined Equity Fund. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of Stock Selector. The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York, is custodian of the assets of TechnoQuant Growth. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York and, for Disciplined Equity Fund and Stock Selector, The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of Stock Selector's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. PricewaterhouseCoopers LLP serves as the funds' independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended October 31, 1998, and reports of the auditor, are included in each fund's Annual Report and are incorporated herein by reference.
APPENDIX
Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Focus, Fidelity Investments and Magellan are registered trademarks of FMR Corp.
TechnoQuant and Portfolio Advisory Services are service marks of FMR
Corp.
The third party marks appearing above are the marks of their respective owners.


LIKE SECURITIES OF ALL MUTUAL
FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION, AND THE
SECURITIES AND EXCHANGE
COMMISSION HAS NOT
DETERMINED IF THIS PROSPECTUS
IS ACCURATE OR COMPLETE. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.

FIDELITY
CAPITAL APPRECIATION
FUND
(fund number 307, trading symbol FDCAX)

PROSPECTUS
DECEMBER 30, 1998

(FIDELITY_LOGO_GRAPHIC)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


FUND SUMMARY             3   INVESTMENT SUMMARY

                         3   PERFORMANCE

                         4   FEE TABLE

FUND BASICS              4   INVESTMENT DETAILS

                         5   VALUING SHARES

SHAREHOLDER INFORMATION  5   BUYING AND SELLING SHARES

                         14  EXCHANGING SHARES

                         14  ACCOUNT FEATURES AND POLICIES

                         17  DIVIDENDS AND CAPITAL GAINS
                             DISTRIBUTIONS

                         17  TAX CONSEQUENCES

FUND SERVICES            17  FUND MANAGEMENT

                         18  FUND DISTRIBUTION

APPENDIX                 18  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY
INVESTMENT OBJECTIVE
CAPITAL APPRECIATION FUND seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Investing in domestic and foreign issuers.
(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILIT   Y.     Stock markets are
volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
PERFORMANCE
The following information illustrates the changes in the fund's performance from year to year and compares the fund's performance to
the performance of a market index and    an average of the performance
of     similar funds over various periods of time. Returns are based on past results and are not an indication of future performance.



YEAR-BY-YEAR RETURNS
   CAPITAL APPRECIATION

CALENDAR YEARS        1988    1989    1990     1991   1992    1993    1994   1995    1996    1997

                      37.62%  26.91%  -15.69%  9.99%  16.37%  33.41%  2.52%  18.77%  15.12%  26.52%



   PERCENTAGE (%)

ROW: 1, COL: 1, VALUE: 37.62000000000001
ROW: 2, COL: 1, VALUE: 26.91
ROW: 3, COL: 1, VALUE: -15.69
ROW: 4, COL: 1, VALUE: 9.99
ROW: 5, COL: 1, VALUE: 16.37
ROW: 6, COL: 1, VALUE: 33.41
ROW: 7, COL: 1, VALUE: 2.52
ROW: 8, COL: 1, VALUE: 18.77
ROW: 9, COL: 1, VALUE: 15.12
ROW: 10, COL: 1, VALUE: 26.52

   DURING THE PERIODS SHOWN IN THE CHART FOR CAPITAL APPRECIATION, THE HIGHEST RETURN FOR A QUARTER WAS 17.50% (QUARTER ENDING JUNE 30, 1997) AND THE LOWEST RETURN FOR A QUARTER WAS -18.58% (QUARTER ENDING
SEPTEMBER 30, 1990).

THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR CAPITAL
APPRECIATION WAS    -6.30    %.

AVERAGE ANNUAL RETURNS
FOR THE PERIODS ENDED                      PAST 1   PAST 5   PAST 10
DECEMBER 31, 1997                          YEAR     YEARS    YEARS

CAPITAL APPRECIATION                        26.52%   18.80%   16.13%

S&P 500                                     33.36%   20.27%   18.05%

LIPPER CAPITAL APPRECIATION FUNDS AVERAGE   20.36%   15.17%   14.47%

Standard & Poor's 500 Index (S&P 500(registered trademark)) is a market capitalization-weighted index of common stocks.
Lipper Capital Appreciation Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

FEE TABLE
The following table describes the fees and expenses that are incurred
when you buy, hold or sell shares of the fund.    The annual fund
operating expenses provided below for the fund do not reflect the
effect of any     reduction of certain expenses during the period.
SHAREHOLDER FEES (PAID BY THE INVESTOR    DIRECTLY    )
SALES CHARGE (LOAD) ON PURCHASES             NONE
AND REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE (LOAD) ON REDEMPTIONS  NONE

ANNUAL ACCOUNT MAINTENANCE FEE               $12.00
(FOR ACCOUNTS UNDER $2,500)

   ANNUAL F    UND OPERATING EXPENSES (PAID    FROM     FUND
ASSETS    )
MANAGEMENT FEE                           0.44    %

DISTRIBUTION AND SERVICE (12B-1) FEE  NONE

OTHER EXPENSES                           0.26    %

TOTAL ANNUAL FUND OPERATING EXPENSES     0.70    %

A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the
total fund operating expenses would have been    0.67    % for Capital
Appreciation.
This EXAMPLE helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.
Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

   1 YEAR           $ 72

   3 YEARS          $ 224

   5 YEARS          $ 390

   10 YEARS         $ 871

FUND BASICS


INVESTMENT DETAILS
INVESTMENT OBJECTIVE
CAPITAL APPRECIATION FUND seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
FMR invests the fund's assets primarily in common stocks.
FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its
industry position, and economic and market conditions.    Factors
considered include growth potential, earnings estimates and
management.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
DESCRIPTION OF PRINCIPAL SECURITY TYPES
EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.
PRINCIPAL INVESTMENT RISKS
Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. The fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them. The following factors may significantly affect the fund's performance:
STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response
to these    developments    . Different parts of the market can react
differently to these    developments.     For example, large cap
stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.
FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.
ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the value of an issuer's securities.
The value of securities of smaller, less well-known    issuers     can
be more volatile than that of larger    issuers.
In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's
performance    and the fund may not achieve its investment
objective.
FUNDAMENTAL INVESTMENT POLICIES
The policies discussed below are fundamental, that is, subject to change only by shareholder approval.
   CAPITAL APPRECIATION FUND     seeks capital appreciation. FMR will
seek capital appreciation primarily by purchasing common stocks, although FMR may seek capital appreciation by purchasing other types of securities, including bonds and preferred stocks. The emphasis placed on a particular type of security will depend on FMR's interpretation of underlying economic, financial, and security trends. The fund does not place any emphasis on dividend or interest income, except when FMR believes this income will have a favorable influence on the market value of a security. It is the fund's policy to invest in the securities of both well-known and established companies and smaller, less well-known companies. The fund will also seek investment opportunities in companies involved in prospective acquisitions, reorganizations, spinoffs, consolidations, and liquidations.
VALUING SHARES
   The fund is open for business each day the New York Stock Exchange
(NYSE) is open.
   The fund's net asset value per share (NAV) is the value of a single
share.     Fidelity(registered trademark) normally calculates the
fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the
NYSE is restricted or as permitted by the S   ecurities and Exchange
Commission (SEC)    . The fund's assets are valued as of this time for
the purpose of computing the fund's NAV.
To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
The fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board
of Trustees believes accurately reflects fair value.    A security's
valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES
GENERAL INFORMATION
Fidelity Investments   (registered trademark)     was established in
1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
For account, product and service information, please use the following Web site and phone numbers.
(small solid bullet) For information over the Internet, visit
Fidelity's Web site at    www.fidelity.com.
(small solid bullet) For accessing account information automatically
by phone, use TouchTone    Xpress(registered trademark),
1-800-544-5555.
(small solid bullet) For exchanges and redemptions,
   1-800-544-7777.
(small solid bullet) For account assistance,    1-800-544-6666.
(small solid bullet) For mutual fund and retirement information,
1-800-544-8888.
(small solid bullet) For brokerage information,    1-800-544-7272.
(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired,
1-800-544-0118    (9:00 a.m.-9:00 p.m. Eastern time).
Please use the following addresses:
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
You may buy or sell        shares of the fund through a retirement
account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling and exchanging shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in the fund, including a transaction fee if you buy
or     sell shares of the fund through a broker or other investment professional.
Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on certain criteria established by Fidelity.
The different ways to set up (register) your account with Fidelity are listed in the following table.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) (solid bullet) ROTH IRAS
(solid bullet) ROTH CONVERSION IRAS
(solid bullet) ROLLOVER IRAS
(solid bullet) 401(K) PLANS AND CERTAIN OTHER 401(A)-QUALIFIED PLANS (solid bullet) KEOGH PLANS
(solid bullet) SIMPLE IRAS
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS)
(solid bullet) 403(B) CUSTODIAL ACCOUNTS
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
TRUST
FOR MONEY BEING INVESTED BY A TRUST
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS
BUYING SHARES
The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.
Your shares will be bought at the next NAV calculated after your investment is received in proper form.
Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading
history in the fund or other    Fidelity funds, and accounts under
common ownership or control.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
When you place an order to buy shares, note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.
MINIMUMS
TO OPEN AN ACCOUNT $2,500
For certain Fidelity retirement accounts   A     $500
TO ADD TO AN ACCOUNT  $250
Through regular investment plans  $100
MINIMUM BALANCE $2,000
For certain Fidelity retirement accounts   A     $500
   A     FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA,
ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
There is no minimum account balance or initial or subsequent purchase minimum for purchases through Fidelity Portfolio Advisory ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, the fund may waive or lower purchase minimums in other circumstances.

KEY INFORMATION

PHONE             TO OPEN AN
1-800-544-7777    ACCOUNT
                  (bullet)
                  Exchange from
                  another Fidelity
                  fund.
                  TO ADD TO AN
                  ACCOUNT
                  (bullet)
                  Exchange from
                  another Fidelity
                  fund.
                  (bullet)
                  Use Fidelity
                  Money Line(registered trademark) to
                  transfer from
                  your bank
                  account.

INTERNET          TO OPEN AN
WWW.FIDELITY.COM  ACCOUNT
                  (bullet)
                  Complete and
                  sign the
                  application.
                  Make your
                  check payable
                  to the complete
                  name of the
                  fund. Mail to the
                  address under
                  "Mail" below.
                  TO ADD TO AN
                  ACCOUNT
                  (bullet)
                  Exchange from
                  another Fidelity
                  fund.
                  (bullet)
                  Use Fidelity
                  Money Line to
                  transfer from
                  your bank
                  account.

MAIL              TO OPEN AN
FIDELITY          ACCOUNT
INVESTMENTS       (bullet)
P.O. BOX 770001   Complete and
CINCINNATI, OH    sign the
45277-0002        application.
                  Make your
                  check payable
                  to the complete
                  name of the
                  fund. Mail to the
                  address at left.
                  TO ADD TO AN
                  ACCOUNT
                  (bullet)
                  Make your
                  check payable
                  to the complete
                  name of the
                  fund. Indicate
                  your fund
                  account
                  number on your
                  check and mail
                  to the address
                  at left.
                  (bullet)
                  Exchange from
                  another Fidelity
                  fund. Send a
                  letter of
                  instruction to
                  the address at
                  left, including
                  your name, the
                  funds' names,
                  the fund
                  account
                  numbers, and
                  the dollar
                  amount or
                  number of
                  shares to be
                  exchanged.

IN PERSON         TO OPEN AN
                  ACCOUNT
                  (bullet)
                  Bring your
                  application and
                  check
                  to a Fidelity
                  Investor Center.
                  Call
                  1-800-544-9797
                  for the center
                  nearest you.
                  TO ADD TO AN
                  ACCOUNT
                  (bullet)
                  Bring your
                  check to a
                  Fidelity Investor
                  Center. Call
                  1-800-544-9797
                  for the center
                  nearest you.

WIRE              TO OPEN AN
                  ACCOUNT
                  (bullet)
                  Call
                  1-800-544-7777
                  to set up your
                  account and to
                  arrange a wire
                  transaction.
                  (bullet)
                  Wire within 24
                  hours to:
                  Bankers Trust
                  Company, Bank
                  Routing #
                  021001033,
                  Account #
                  00163053.
                  (bullet)
                  Specify the
                  complete name
                  of the fund and
                  include your
                  new fund
                  account
                  number and
                  your name.
                  TO ADD TO AN
                  ACCOUNT
                  (bullet)
                  Wire to:
                  Bankers Trust
                  Company, Bank
                  Routing #
                  021001033,
                  Account #
                  00163053.
                  (bullet)
                  Specify the
                  complete name
                  of the fund and
                  include your
                  fund account
                  number and
                  your name.

AUTOMATICAL       TO OPEN AN
LY                ACCOUNT
                  (bullet)
                  Not available.
                  TO ADD TO AN
                  ACCOUNT
                  (bullet)
                  Use Fidelity
                  Automatic
                  Account
                  Builder(registered trademark) or
                  Direct Deposit.
                  (bullet)
                  Use Fidelity
                  Automatic
                  Exchange
                  Service to
                  exchange from
                  a Fidelity money
                  market fund.

SELLING SHARES
The price to sell one share of the fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to sell more than $100,000    worth of
shares;
(small solid bullet) Your account registration has    changed within
the last 30 days;
(small solid bullet) The check is being mailed to a different address
than the one on your    account (record address);
(small solid bullet) The check is being made payable to someone other
than the account own   er; or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
(small solid bullet) If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.
(small solid bullet) Redemption proceeds (other than exchanges) may be
delayed until    money from prior purchases sufficient to cover your
redemption has     been received and collected   . This     can take
up to seven business days    after a purchase    .
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interests of the fund.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY INFORMATION

PHONE             (bullet)
1-800-544-7777    Call the phone
                  number at left to
                  initiate a wire
                  transaction or to
                  request a check
                  for your
                  redemption.
                  (bullet)
                  Use Fidelity
                  Money Line to
                  transfer to your
                  bank account.
                  (bullet)
                  Exchange to
                  another Fidelity
                  fund. Call the
                  phone number
                  at left.

INTERNET          (bullet)
WWW.FIDELITY.COM  Exchange to
                  another Fidelity
                  fund.
                  (bullet)
                  Use Fidelity
                  Money Line to
                  transfer to your
                  bank account.

MAIL              INDIVIDUAL, JOINT
FIDELITY          TENANT,
INVESTMENTS       SOLE PROPRIETORSHIP,
P.O. BOX 660602   UGMA, UTMA
DALLAS, TX        (bullet)
75266-0602        Send a letter of
                  instruction to
                  the address at
                  left, including
                  your name, the
                  fund's name,
                  your fund
                  account
                  number, and
                  the dollar
                  amount or
                  number of
                  shares to be
                  sold. The letter
                  of instruction
                  must be signed
                  by all persons
                  required to sign
                  for transactions,
                  exactly as their
                  names appear
                  on the account.
                  RETIREMENT ACCOUNT
                  (bullet)
                  The account
                  owner should
                  complete a
                  retirement
                  distribution form.
                  Call
                  1-800-544-6666
                  to request one.
                  TRUST
                  (bullet)
                  Send a letter of
                  instruction to
                  the address at
                  left, including
                  the trust's
                  name, the
                  fund's name,
                  the trust's fund
                  account
                  number, and
                  the dollar
                  amount or
                  number of
                  shares to be
                  sold. The
                  trustee must
                  sign the letter of
                  instruction
                  indicating
                  capacity as
                  trustee. If the
                  trustee's name
                  is not in the
                  account
                  registration,
                  provide a copy
                  of the trust
                  document
                  certified within
                  the last 60 days.
                  BUSINESS OR
                  ORGANIZATION
                  (bullet)
                  Send a letter of
                  instruction to
                  the address at
                  left, including
                  the firm's name,
                  the fund's
                  name, the firm's
                  fund account
                  number, and
                  the dollar
                  amount or
                  number of
                  shares to be
                  sold. At least
                  one person
                  authorized by
                  corporate
                  resolution to act
                  on the account
                  must sign the
                  letter of
                  instruction.
                  (bullet)
                  Include a
                  corporate
                  resolution with
                  corporate seal
                  or a signature
                  guarantee.
                  EXECUTOR,
                  ADMINISTRATOR,
                  CONSERVATOR,
                  GUARDIAN
                  (bullet)
                  Call
                  1-800-544-6666
                  for instructions.

IN PERSON         INDIVIDUAL, JOINT
                  TENANT,
                  SOLE PROPRIETORSHIP,
                  UGMA, UTMA
                  (bullet)
                  Bring a letter of
                  instruction to a
                  Fidelity Investor
                  Center. Call
                  1-800-544-9797
                  for the center
                  nearest you.
                  The letter of
                  instruction must
                  be signed by all
                  persons
                  required to sign
                  for transactions,
                  exactly as their
                  names appear
                  on the account.
                  RETIREMENT ACCOUNT
                  (bullet)
                  The account
                  owner should
                  complete a
                  retirement
                  distribution
                  form. Visit a
                  Fidelity Investor
                  Center to
                  request one.
                  Call
                  1-800-544-9797
                  for the center
                  nearest you.
                  TRUST
                  (bullet)
                  Bring a letter of
                  instruction to a
                  Fidelity Investor
                  Center. Call
                  1-800-544-9797
                  for the center
                  nearest you.
                  The trustee
                  must sign the
                  letter of
                  instruction
                  indicating
                  capacity as
                  trustee. If the
                  trustee's name
                  is not in the
                  account
                  registration,
                  provide a copy
                  of the trust
                  document
                  certified within
                  the last 60 days.
                  BUSINESS OR
                  ORGANIZATION
                  (bullet)
                  Bring a letter of
                  instruction to a
                  Fidelity Investor
                  Center. Call
                  1-800-544-9797
                  for the center
                  nearest you. At
                  least one
                  person
                  authorized by
                  corporate
                  resolution to act
                  on the account
                  must sign the
                  letter of
                  instruction.
                  (bullet)
                  Include a
                  corporate
                  resolution with
                  corporate seal
                  or a signature
                  guarantee.
                  EXECUTOR,
                  ADMINISTRATOR,
                  CONSERVATOR,
                  GUARDIAN
                  (bullet)
                  Visit a Fidelity
                  Investor Center
                  for instructions.
                  Call
                  1-800-544-9797
                  for the center
                  nearest you.

AUTOMATICAL       (bullet)
LY                Use Personal
                  Withdrawal
                  Service to set
                  up periodic
                  redemptions
                  from your
                  account.

   EXCHANGING SHARES
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
If you purchased your fund shares through certain investment professionals that have signed an agreement with FDC to sell shares of the fund, you own "Advisor" shares of the fund. If you did not purchase your fund shares through one of those investment professionals, you own "Fidelity" shares of the fund. As an Advisor shareholder, you have the privilege of exchanging your fund shares for Class T shares of the Fidelity Advisor funds. As a Fidelity shareholder, you have the privilege of exchanging your fund shares for shares of other Fidelity funds.
However, you should note the following policies and restrictions governing exchanges:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year.
(small solid bullet) The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
The fund may terminate or modify the exchange privilege in the future. Other funds may have different exchange restrictions, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.
   ACCOUNT FEATURES AND POLICIES
FEATURES
The following features are available to buy and sell shares of the fund.
AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.



FIDELITY AUTOMATIC ACCOUNT BUILDER
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM       FREQUENCY                PROCEDURES
$100          Monthly or quarterly     (bullet) To set up
                                       for a new account,
                                       complete the
                                       appropriate section on
                                       the fund application.
                                       (bullet) To set up
                                       for existing accounts,
                                       call 1-800-544-6666
                                       or visit Fidelity's Web
                                       site for an application.
                                       (bullet) To make
                                       changes, call
                                       1-800-544-6666 at
                                       least three business
                                       days prior to your
                                       next scheduled
                                       investment date.

DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT
CHECK TO A FIDELITY FUNDA

MINIMUM       FREQUENCY                PROCEDURES
$100          Every pay period         (bullet) To set up
                                       for a new account,
                                       check the appropriate
                                       box on the fund
                                       application.
                                       (bullet) To set up
                                       for an existing
                                       account, call
                                       1-800-544-6666 or
                                       visit Fidelity's Web site
                                       for an authorization
                                       form.
                                       (bullet) To make
                                       changes you will need
                                       a new authorization
                                       form. Call
                                       1-800-544-6666 or
                                       visit Fidelity's Web
                                       site to obtain one.

A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN APPROPRIATE
CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.

FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER
FIDELITY FUND

MINIMUM       FREQUENCY                PROCEDURES
$100          Monthly, bimonthly,      (bullet) To set up,
              quarterly, or annually   call 1-800-544-6666
                                       after both accounts
                                       are opened.
                                       (bullet) To make
                                       changes, call
                                       1-800-544-6666 at
                                       least three business
                                       days prior to your
                                       next scheduled
                                       exchange date.

PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC REDEMPTIONS FROM YOUR ACCOUNT TO YOU OR TO
YOUR BANK ACCOUNT.

              FREQUENCY                PROCEDURES
              Monthly                  (bullet) To set up, call 1-800-544-6666.
                                       (bullet) To make changes, call Fidelity at
                                       1-800-544-6666 at least three business days
                                       prior to your next scheduled withdrawal date.


OTHER FEATURES. The following other features are also available to buy and sell shares of the fund.
WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.
   (bullet)     You must sign up for the Wire feature before using it.
Complete the appropriate section on the application when opening your account, or call 1-800-544-7777 to add the feature after your account is opened. Call 1-800-544-7777 before your first use to verify that this feature is set up on your account.
   (bullet)     To sell shares by wire, you must designate the U.S.
commercial bank account(s) into which you wish the redemption proceeds deposited.
FIDELITY MONEY LINE
TO TRANSFER MONEY BY PHONE BETWEEN YOUR BANK ACCOUNT AND YOUR FUND
ACCOUNT.
   (bullet)     You must sign up for the Money Line feature before
using it. Complete the appropriate section on the application and then call 1-800-544-7777 or visit Fidelity's Web site before your first use to verify that this feature is set up on your account.
   (bullet)     Most transfers are complete within three business days
of your call.
   (bullet)     Maximum purchase: $100,000
FIDELITY ON-LINE XPRESS+   (registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.
CALL 1-800-544-7272 OR VISIT FIDELITY'S WEB SITE FOR MORE INFORMATION.
   (bullet)     For account balances and holdings;
   (bullet)     To review recent account history;
   (bullet)     For mutual fund and brokerage trading; and
   (bullet)     For access to research and analysis tools.
FIDELITY WEB XPRESS   (registered trademark)
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S WEB
SITE.
   (bullet)     For account balances and holdings;
   (bullet)     To review recent account history;
   (bullet)     To obtain quotes;
   (bullet)     For mutual fund    and brokerage     trading; and
   (bullet)     To access third-party research on companies, stocks,
mutual funds and the market.
TOUCHTONE XPRESS
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE.
CALL 1-800-544-5555.
   (bullet)     For account balances and holdings;
   (bullet)     For mutual fund and brokerage trading;
   (bullet)     To obtain quotes;
   (bullet)     To review orders and mutual fund activity; and
   (bullet)     To change your personal identification number (PIN).
POLICIES
The following policies apply to you as a shareholder.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
(small solid bullet) Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
(small solid bullet) Financial reports (every six months).
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more
than one account in the fund. Call Fidelity    at 1-800-544-8544
if you need additional copies of financial reports, prospectuses or historical account information.
Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's Web site for more information.
You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.
When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
If your ACCOUNT BALANCE falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed. Fidelity may charge a FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.
The fund normally pays dividends and capital gains distributions in
December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. The following options may be available for the fund's distributions:
1. REINVESTMENT OPTION. Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gains distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.
3. CASH OPTION. Your dividends and capital gains distributions will be paid in cash.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gains distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.
Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
   TAX CONSEQUENCES
As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.
TAXES ON DISTRIBUTIONS. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income. The fund's distributions of long-term capital gains are taxable to you
generally as capital gains   .
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund is the difference between the cost of your shares and the price you receive when you sell them.
   FUND SERVICES


FUND MANAGEMENT
Capital Appreciation is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
FMR    is the fund's manager.
As of    April 30, 1998    , FMR had    approximately $529     billion
in discretionary assets under management.
As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.
Affiliates assist FMR with foreign investments:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Capital Appreciation.
(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Capital Appreciation.
The fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised the fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on the fund.
Harry Lange is Vice President and manager of Capital Appreciation, which he has managed since March 1996. He also manages another Fidelity fund. Since joining Fidelity in 1987, Mr. Lange has worked as an analyst, manager and director of research.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions. The fund pays a management fee to FMR.
The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the S&P 500.
MANAGEMENT   =  BASIC   +/-  PERFORMANCE
FEE             FEE          ADJUSTMENT

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For October 1998, the group fee rate was    0.2910    %. The
individual fund fee rate is 0.30%.
The basic fee for the fiscal year ended October 31, 1998 was
   0.5910    % of the fund's average net assets.
The performance adjustment rate is calculated monthly by comparing the fund's performance to that of the S&P 500 over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is +0.20% of the fund's average net assets over the performance period.
The performance period is the most recent 36-month period.
The total management fee for the fiscal year ended October 31, 1998,
was    0.44    % of the fund's average net assets.
FMR pays FMR U.K. and FMR Far East for providing assistance with investment advisory services.
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated by FMR at any time, can decrease the fund's expenses and boost its performance.
FUND DISTRIBUTION
FDC distributes the fund's shares.
FMR may allocate brokerage transactions in a manner that takes into
account the sale of shares of    the     fund, provided that the fund
receives brokerage services and commission rates comparable to those of other broker-dealers.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information (SAI), in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This Prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell or to buy shares of the fund to any person to whom it is unlawful to make such offer.
   APPENDIX


FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. This information has been audited by
   PricewaterhouseCoopers LLP    , independent accountants, whose
report, along with the fund's financial highlights and financial statements, are included in the fund's Annual Report. A free copy of the Annual Report is available upon request.



   SELECTED PER-SHARE DATA
YEARS ENDED OCTOBER 31                                 1998     1997     1996     1995     1994

NET ASSET VALUE, BEGINNING OF PERIOD                   $ 21.66  $ 18.27  $ 17.71  $ 17.00  $ 17.34

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                  .09C,D   .08C     .15      .36      .17

 NET REALIZED AND UNREALIZED GAIN (LOSS)                .47      4.97     1.81     1.98     1.00

 TOTAL FROM INVESTMENT OPERATIONS                       .56      5.05     1.96     2.34     1.17

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                             (.08)    (.12)    (.40)    (.17)    (.10)

 FROM NET REALIZED GAIN                                 (2.85)   (1.54)   (1.00)   (1.46)   (1.41)

 TOTAL DISTRIBUTIONS                                    (2.93)   (1.66)   (1.40)   (1.63)   (1.51)

NET ASSET VALUE, END OF PERIOD                         $ 19.29  $ 21.66  $ 18.27  $ 17.71  $ 17.00

TOTAL RETURNA,B                                         2.56%    29.83%   11.79%   15.42%   6.97%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (IN MILLIONS)                $ 2,292  $ 2,049  $ 1,590  $ 1,660  $ 1,669

RATIO OF EXPENSES TO AVERAGE NET ASSETS                 .70%     .69%     .87%     1.09%    1.19%

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER           .67%E    .66%E    .80%E    1.06%E   1.17%E
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS    .46%     .43%     1.24%    2.31%    1.22%

PORTFOLIO TURNOVER RATE                                 121%     176%     205%     87%      124%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN .
   B TOTAL RETURNS DO NOT INCLUDE THE FORMER ONE TIME SALES
CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund and its annual and semi-annual reports
include a discussion of    the fund's holdings and     recent market
conditions and the fund's investment strategies    that affected
    performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at
1-800-544-8   544     or visit Fidelity's Web site at
www.fidelity.com.
The SAI, the fund's annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room. INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-2841.
Fidelity Investments & (Pyramid) Design, Fidelity, Fidelity Investments, TouchTone Xpress, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, Fidelity Web Xpress, and Directed Dividends are registered trademarks of FMR Corp.
Portfolio Advisory Services is a service mark of FMR Corp.
The third party marks appearing above are the marks of their respective owners.
   1.704548.101   CAF-pro-1298

FIDELITY CAPITAL APPRECIATION FUND
A FUND OF FIDELITY CAPITAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 30, 1998

This Statement of Additional Information (SAI) is not a prospectus. Portions of the fund's Annual Report are incorporated herein. The Annual Report is supplied with this SAI.
To obtain a free additional copy of the Prospectus, dated December 30, 1998, or an Annual Report, please call Fidelity(registered trademark)
at 1-800-544-8   544     or visit Fidelity's Web site at
www.fidelity.com.

TABLE OF CONTENTS                                         PAGE

INVESTMENT POLICIES AND LIMITATIONS                       23

PORTFOLIO TRANSACTIONS                                    27

VALUATION                                                 28

PERFORMANCE                                               29

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION  32

DISTRIBUTIONS AND TAXES                                   32

TRUSTEES AND OFFICERS                                     33

CONTROL OF INVESTMENT ADVISERS                            35

MANAGEMENT CONTRACT                                       35

DISTRIBUTION SERVICES                                     37

TRANSFER AND SERVICE AGENT AGREEMENTS                     37

DESCRIPTION OF THE TRUST                                  37

FINANCIAL STATEMENTS                                      38

APPENDIX                                                  38

CAF-ptb-1298
   1.538881.101

(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as
otherwise     permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase any security if, as a result, more than 25% of its total assets would be invested in the securities of companies having their principal business activities in the same industry (this limitation does not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities);
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
BORROWIN   G.     The fund may borrow from banks or from other funds
advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.
CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity and diversification of their investments.
COMMON STOCK represents an equity or ownership interest in an issuer.
In the event an issuer is liquidated or declares bankruptcy,    the
claims of     owners of bonds and preferred stock take precedence over
the claims of those who own common stock.
CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500(registered trademark)). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, are not fundamental policies and may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative
characteristics and may be    more     sensitive to economic changes
and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation. Direct debt instruments may also include standby financing commitments that obligate the purchaser to supply additional cash to the borrower on demand.
LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. PREFERRED STOCK is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is
liquidated or declares bankruptcy,    the claims of     owners of
bonds take precedence over the claims of those who own preferred and common stock.
REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES OF OTHER INVESTMENT COMPANIES, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.
The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
TEMPORARY DEFENSIVE POLICIES. The fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.
If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws, the fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended October 31, 1998 and 1997, the fund's
portfolio turnover rates were    121    % and    176    %,
respectively.
For the fiscal years ended October 1998, 1997 and 1996, the fund paid
brokerage commissions of $   3,971,000    , $   4,363,000    , and
$   8,608,000    , respectively. Significant changes in brokerage
commissions paid by the fund from year to year may result from changing asset levels throughout the year. The fund may pay both commissions and spreads in connection with the placement of portfolio transactions.
During the fiscal years ended October 1998, 1997 and 1996, the fund
paid brokerage commissions of $   438,000    , $   816,000    , and
$   1,226,000    , respectively, to NFSC. NFSC is paid on a commission
basis. During the fiscal year ended October 1998, this amounted to
approximately    11    % of the aggregate brokerage commissions paid
by the fund for transactions involving approximately    19    % of the
aggregate dollar amount of transactions for which the fund paid brokerage commissions. The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC is a result of the low commission rates charged by NFSC.
During the fiscal years ended October 1998, 1997 and 1996, the fund
paid brokerage commissions of $   0    , $   14,000     and
$   274,000    , respectively, to FBS. FBS is paid on a commission
basis.
During the fiscal year ended October, 1998, the fund paid
$   3,793,000     in brokerage commissions to firms that provided
research services involving approximately $   3,136,959,000     of
transactions. The provision of research services was not necessarily a factor in the placement of all this business with such firms.
The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds managed by FMR or investment accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
The fund's    net asset value per share (    NAV   )     is the value
of a single share. The NAV of the fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Independent brokers or quotation services provide prices of foreign securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.
   The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a
committee     appointed by the Board of Trustees, some other method
would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
RETURN CALCULATIONS.    R    eturns quoted in advertising reflect all
aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative
   return     of 100% over ten years would produce an average annual
return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual returns, the fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a
series of redemptions, over any time period.    R    eturns may be
broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return.
   R    eturns may be quoted on a before-tax or after-tax basis.
   R    eturns and other performance information may be quoted
numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's    NAV    s,
adjusted    NAV    s, and benchmark indexes may be used to exhibit
performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On October 30, 1998, the 13-week and 39-week long-term moving averages
were $   18.62     and $   20.44    , respectively, for Capital
Appreciation.
CALCULATING HISTORICAL FUND RESULTS. The following table shows performance for the fund.
HISTORICAL FUND RESULTS. The following table shows the fund's return for the fiscal periods ended October 31, 1998.




                      AVERAGE ANNUAL RETURNS                                  CUMULATIVE RETURNS

                      ONE                     FIVE            TEN             ONE                 FIVE         TEN
                      YEAR                    YEARS           YEARS           YEAR                YEARS        YEARS



CAPITAL APPRECIATION     2.56%                12.94%          12.63%          2.56%               83.78%       228.51    %


The following table shows the income and capital elements of the fund's cumulative return. The table compares the fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. The fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
During the 10-year period ended October 31, 1998, a hypothetical $10,000 investment in Capital Appreciation would have grown to
$   32,851    , assuming all distributions were reinvested.
   R    eturns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.



FIDELITY CAPITAL APPRECIATION FUND                                                                     INDEXES

FISCAL YEAR             VALUE OF     VALUE OF        VALUE OF         TOTAL         S&P 500          DJIA       COST OF
ENDED                   INITIAL      REINVESTED      REINVESTED       VALUE                                     LIVING
                        $10,000      DIVIDEND        CAPITAL GAIN
                        INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS







1998                    $    13,623  $ 2,803         $ 16,425         $ 32,851      $ 51,835         $ 52,795   $ 13,644

1997                    $    15,297  $ 3,015         $ 13,720         $ 32,032      $ 42,491         $ 44,953   $ 13,444

1996                    $    12,903  $ 2,373         $ 9,397          $ 24,673      $ 32,162         $ 35,753   $ 13,170

1995                    $    12,507  $ 1,774         $ 7,790          $ 22,071      $ 25,918         $ 27,599   $ 12,787

1994                    $    12,006  $ 1,487         $ 5,629          $ 19,122      $ 20,498         $ 22,121   $ 12,438

1993                    $    12,246  $ 1,410         $ 4,220          $ 17,876      $ 19,735         $ 20,275   $ 12,121

1992                    $    9,689   $ 937           $ 2,702          $ 13,328      $ 17,169         $ 17,263   $ 11,797

1991                    $    10,932  $ 415           $ 843            $ 12,190      $ 15,611         $ 15,947   $ 11,431

1990                    $    9,075   $ 220           $ 693            $ 9,988       $ 11,693         $ 12,260   $ 11,106

1989                    $    12,225  $ 113           $ 36             $ 12,374      $ 12,640         $ 12,774   $ 10,449


Explanatory Notes: With an initial investment of $10,000 in the fund on November 1, 1988 the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   25,976    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   1,561     for dividends and $   8,658
for capital gain distributions. The figures in the table do not include the effect of the fund's 2% sales charge upon purchase and a 1% deferred sales charge upon redemption (which was in effect during the period November 26, 1986 (commencement of operations) through October 11, 1990), or the effect of the fund's 3% sales charge upon purchase (which was in effect during the period October 12, 1990 through December 30, 1996).
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund's performance may also be compared to that of the benchmark index representing the universe of securities in which the fund may invest. The return of the index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the
fund's returns, however, the index   's     returns do not reflect
brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The fund may compare its performance to that of the Standard & Poor's 500 Index, a market capitalization weighted index of common stocks. The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of    October 31, 1998    , FMR advised over $   32     billion in
municipal fund assets,    $115 billion in taxable fixed-income fund
assets,     $   118     billion in money market fund assets,
$   436     billion in equity fund assets, $   13     billion in
international fund assets, and $   28     billion in Spartan fund
assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
On October 12, 1990, Capital Appreciation changed its sales charge policy from a 2% sales charge upon purchase and a 1% deferred sales charge upon redemption, to a 3% sales charge upon purchase. On December 30, 1996, the 3% sales charge was eliminated. If you purchased shares prior to October 12, 1990, when you redeem those shares a deferred sales charge of 1% of the original redemption amount will be deducted.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
DISTRIBUTIONS AND TAXES
DIVIDENDS. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because the fund may earn other types of income, such as interest, short-term capital gains, and non-qualifying dividends, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. A portion of the fund's dividends derived from certain U.S. Government securities and securities of certain other investment companies may be exempt from state and local taxation.
CAPITAL GAINS DISTRIBUTIONS. The fund's    long-term     capital gains
distributions are federally taxable to shareholders generally    as
capital gains.
RETURNS OF CAPITAL. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
FOREIGN TAX CREDIT OR DEDUCTION. Foreign governments may withhold taxes on dividends and interest earned by the fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity
Investments   (registered trademark)    , P.O. Box 9235, Boston,
Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. Abigail Johnson, Vice President of certain Equity Funds, is Mr. Johnson's daughter.
J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice
President of Fidelity Magellan   (registered trademark)     Fund and
FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (65), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (70), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board, of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and information storage, 1997).
*ROBERT C. POZEN (52), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (70), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). ABIGAIL P. JOHNSON (36), is Vice President of certain Equity Funds
(1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.
HARRY W. LANGE (46), is Vice President of Fidelity Capital Appreciation Fund (1997). Prior to his current responsibilities, Mr. Lange managed a variety of Fidelity funds.
ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
   MATTHEW N. KARSTETTER (37), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).
JOHN H. COSTELLO (52), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended October 31, 1998, or calendar year ended December 31, 1997, as applicable.

COMPENSATION TABLE

TRUSTEES                       AGGREGATE                 TOTAL
AND                            COMPENSATION              COMPENSATION
MEMBERS OF THE ADVISORY BOARD  FROM                      FROM THE
                               CAPITAL                   FUND COMPLEX*,A
                               APPRECIATIONB,C   ,D

J. GARY BURKHEAD**             $ 0                       $ 0

RALPH F. COX                   $    859                  $ 214,500

PHYLLIS BURKE DAVIS            $    853                  $ 210,000

ROBERT M. GATES   ***          $    865                  $176,000

EDWARD C. JOHNSON 3D**         $ 0                       $ 0

E. BRADLEY JONES               $    859                  $ 211,500

DONALD J. KIRK                 $    876                  $ 211,500

PETER S. LYNCH**               $ 0                       $ 0

WILLIAM O. MCCOY   ****        $    865                  $ 214,500

GERALD C. MCDONOUGH            $    1,064                $ 264,500

MARVIN L. MANN                 $    854                  $ 214,500

ROBERT C. POZEN**              $ 0                       $ 0

THOMAS R. WILLIAMS             $    865                   $214,500

* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the fund and Mr. Burkhead are compensated by
FMR.
*** Mr. Gates was appointed to the Board of Trustees effective March
1, 1997.
**** Mr. McCoy was appointed to the Board of Trustees effective
January 1, 1997.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   389    ; Phyllis Burke
Davis, $   389    ; Robert M. Gates, $   389    ; E. Bradley Jones,
$   389    ; Donald J. Kirk, $   389    ; William O. McCoy,
$   389    ; Gerald C. McDonough, $   454    ; Marvin L. Mann,
$   389    ; and Thomas R. Williams, $   389    .
D Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows:
   Ralph F. Cox, $331, Capital Appreciation; Marvin L. Mann, $331, Capital Appreciation; William O. McCoy, $278, Capital Appreciation, and Thomas R. Williams, $331, Capital Appreciation.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
   As of October 31, 1998, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.
CONTROL OF INVESTMENT ADVISERS
FMR Corp., organized in 1972, is the ultimate parent company of FMR, FMR U.K. and FMR Far East. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
MANAGEMENT CONTRACT
The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
MANAGEMENT SERVICES. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to that of the S&P 500.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE      EFFECTIVE ANNUAL FEE RATES

AVERAGE GROUP    ANNUALIZED  GROUP NET       EFFECTIVE ANNUAL FEE
ASSETS            RATE       ASSETS          RATE

 0 - $3 BILLION  .5200%       $ 0.5 BILLION  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850         125           .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 OVER 534        .2500

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   592     billion of group net assets - the approximate
level for October 1998 - was    0.2910    %, which is the weighted
average of the respective fee rates for each level of group net assets
up to $   592     billion.
The fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for October 1998, the fund's annual basic fee rate would be calculated as follows:

                      GROUP FEE RATE       INDIVIDUAL FUND FEE RATE       BASIC FEE RATE

CAPITAL APPRECIATION  0.   2910    %  +    0.30%                     =    0.   5910    %


One-twelfth of the basic fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.
COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for Capital Appreciation is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 (the Index) over the same period. The performance period consists of the most recent month plus the previous 35 months.
Each percentage point of difference, calculated to the nearest 1.00% (up to a maximum difference of +10.00) is multiplied by a performance adjustment rate of 0.02%.
The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets throughout the month, giving a dollar amount which will be added to (or subtracted from) the basic fee.
The maximum annualized adjustment rate is +0.20% of the fund's average net assets over the performance period.
The fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in that fund's shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time. For the fiscal years ended October 31, 1998, 1997, and 1996, the fund
paid FMR management fees of $   10,385,000    , $   7,206,000     and
$   8,920    ,   000,     respectively. The amount of these management
fees include   s     both the basic fee and the amount of the
performance adjustment, if any. For the fiscal years ended October 31,
   1998, 1997, and 1996    , the downward performance adjustments
amounted to $   3,652,000    , $   3,389    ,   000     and
$   1,136    ,   000,     respectively.
During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedule on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's total returns, and repayment of the reimbursement by the fund will lower its total returns.
SUB-ADVISERS. On behalf of Capital Appreciation, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of the fund, FMR may also grant    FMR U.K. and FMR Far
East     investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund.
Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
On behalf of the fund, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
For providing investment advice and research services, fees paid to
   FMR U.K. and FMR Far East     for the past three fiscal years are
shown in the table below.
FISCAL YEAR ENDED  FMR U.K.          FMR FAR EAST
OCTOBER 31

1998               $    101,381      $    93,752

1997               $    59,078       $    56,571

1996               $    190,152      $    214,156

For discretionary investment management and execution of portfolio
transactions, no fees were paid to    FMR U.K. and FMR Far East     on
behalf of the fund for the past three fiscal years.
DISTRIBUTION SERVICES
The fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. During the fiscal years ended October 31, 1998, 1997, and 1996, FDC
collected sales charge revenue of $   0    , $   69,000    , and
$   505,000    , respectively, on purchases of fund shares   .
   During the fiscal years ended October 31, 1998, 1997, and 1996, FDC collected deferred sales charge revenue of $194,000, $323,000, and $321,000, respectively, on redemptions of fund shares.
TRANSFER AND SERVICE AGENT AGREEMENTS
The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.
For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in the fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are 0.0600% of the first $500 million of average net assets and 0.0300% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
For the fiscal years ended October 31, 1998, 1997, and 1996, the fund paid FSC pricing and bookkeeping fees, including reimbursement for
related out-of-pocket expenses, of $   796,000    , $   683,000    ,
and $   652,000    , respectively.
For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans. For the fiscal years ended October 31, 1998, 1997, and 1996, the fund
paid securities lending fees of $   36,000    , $   16,000    , and
$   12,000    , respectively.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Capital Appreciation Fund is a fund of Fidelity Capital Trust, an open-end management investment company organized as a Massachusetts business trust on May 31, 1978. Currently, there are five funds in the trust: Fidelity Capital Appreciation, Fidelity Disciplined Equity Fund, Fidelity Stock Selector, Fidelity TechnoQuantSM Growth Fund and Fidelity Value Fund. The Trustees are permitted to create additional funds in the trust. The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds. SHAREHOLDER LIABILITY. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
   The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust shall include a provision limiting the obligations created thereby to the trust and its assets.
The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or any of its funds may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.
CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of the fund's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    PricewaterhouseCoopers LLP, One Post Office Square,
Boston, Massachusetts     serves as the trust's independent
accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended October 31, 1998, and report of the auditor, are included in the fund's Annual Report and are incorporated herein by reference.
APPENDIX
Fidelity, Fidelity Investments & (Pyramid) Design   ,     Fidelity
Focus   , Fidelity Investments and Magellan     are registered
trademarks of FMR Corp.
TechnoQuant a service mark of FMR Corp.
   The third party marks appearing above are the marks of their respective owners.


LIKE SECURITIES OF ALL MUTUAL
FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION, AND THE
SECURITIES AND EXCHANGE
COMMISSION HAS NOT
DETERMINED IF THIS PROSPECTUS
IS ACCURATE OR COMPLETE. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.

FIDELITY
VALUE
FUND
(fund number 039, trading symbol FDVLX)

PROSPECTUS
DECEMBER 30, 1998

(FIDELITY_LOGO_GRAPHIC)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


FUND SUMMARY             2   INVESTMENT SUMMARY

                         2   PERFORMANCE

                         3   FEE TABLE

FUND BASICS              3   INVESTMENT DETAILS

                         4   VALUING SHARES

SHAREHOLDER INFORMATION  4   BUYING AND SELLING SHARES

                         11  EXCHANGING SHARES

                         11  ACCOUNT FEATURES AND POLICIES

                         14  DIVIDENDS AND CAPITAL GAINS
                             DISTRIBUTIONS

                         14  TAX CONSEQUENCES

FUND SERVICES            14  FUND MANAGEMENT

                         15  FUND DISTRIBUTION

APPENDIX                 15  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY
INVESTMENT OBJECTIVE
VALUE FUND seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
Fidelity Management & Research Company (FMR)'s principal investment strategies include:
(small solid bullet) Investing primarily in common stocks.
(small solid bullet) Investing in securities of companies that possess valuable fixed assets or that FMR believes are undervalued in the
marketplace    (stocks of these companies are often called "value"
stocks    ).
(small solid bullet) Investing in domestic and foreign issuers.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
PRINCIPAL INVESTMENT RISKS
The fund is subject to the following principal investment risks:
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
(small solid bullet) "VALUE" INVESTING. "Value" stocks can perform differently than the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
When you sell your shares of the fund, they could be worth more or less than what you paid for them.
PERFORMANCE
The following information illustrates the changes in the fund's performance from year to year and compares the fund's performance to
the performance of a market index and    an average of the performance
of similar funds over various periods of time.
Returns are based on past results and are not an indication of future performance.
YEAR-BY-YEAR RETURNS

VALUE FUND

CALENDAR YEARS  1988    1989    1990     1991    1992    1993    1994   1995    1996    1997

                29.05%  22.95%  -12.82%  26.20%  21.15%  22.94%  7.63%  27.13%  16.85%     21.08    %



   PERCENTAGE (%)
   ROW: 1, COL: 1, VALUE: 29.05
   ROW: 2, COL: 1, VALUE: 22.95
   ROW: 3, COL: 1, VALUE: -12.82
   ROW: 4, COL: 1, VALUE: 26.2
   ROW: 5, COL: 1, VALUE: 21.15
   ROW: 6, COL: 1, VALUE: 22.94
   ROW: 7, COL: 1, VALUE: 7.63
   ROW: 8, COL: 1, VALUE: 27.13
   ROW: 9, COL: 1, VALUE: 16.85
   ROW: 10, COL: 1, VALUE: 21.08
   DURING THE PERIODS SHOWN IN THE CHART FOR VALUE FUND, THE HIGHEST RETURN FOR A QUARTER WAS 13.86% (QUARTER ENDING MARCH 31, 1991), AND THE LOWEST RETURN FOR A QUARTER WAS -12.97% (QUARTER ENDING SEPTEMBER 30, 1990).
THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1998 FOR VALUE FUND WAS
   -12.69    %.
AVERAGE ANNUAL RETURNS
FOR THE PERIODS ENDED                      PAST 1   PAST 5   PAST 10
DECEMBER 31, 1997                          YEAR     YEARS    YEARS

VALUE FUND                                  21.08%   18.94%   17.54%

S&P 500                                     33.36%   20.27%   18.05%

LIPPER CAPITAL APPRECIATION FUNDS AVERAGE   20.36%   15.17%   14.47%

   The     Standard & Poor's 500 Index (S&P 500   (registered
trademark)    ) is a market capitalization-weighted index of common
stocks.
   The     Lipper Capital Appreciation Funds Average reflects the
performance (excluding sales charges) of mutual funds with similar objectives.
FEE TABLE
The following table describes the fees and expenses that are incurred when you buy, hold or sell shares of the fund. The annual fund
operating expense   s     provided below    for the fund do not
reflect the effect of any reduction of certain expenses.
SHAREHOLDER FEES    (PAID BY THE INVESTOR DIRECTLY)
SALES CHARGE (LOAD) ON PURCHASES                            NONE
AND REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE (LOAD) ON REDEMPTIONS                 NONE

ANNUAL ACCOUNT MAINTENANCE FEE (FOR ACCOUNTS UNDER $2,500)  $12.00

ANNUAL FUND OPERATING EXPENSES    (PAID FROM FUND ASSETS)
MANAGEMENT FEE                                  0.41%

DISTRIBUTION    AND SERVICE     (12B-1) FEE  NONE

OTHER EXPENSES                                  0.22    %

TOTAL ANNUAL FUND OPERATING EXPENSES            0.63    %

A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including this reduction, the
total fund operating expenses would have been    0.61    %.
This EXAMPLE helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.
Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
1 YEAR    $ 64

3 YEARS   $ 202

5 YEARS   $ 351

10 YEARS  $ 786

FUND BASICS


INVESTMENT DETAILS
INVESTMENT OBJECTIVE
   VALUE FUND     seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
FMR normally invests the fund's assets primarily in common stocks.
FMR invests in securities of companies that possess valuable fixed assets or that FMR believes are undervalued in the marketplace in relation to factors such as the issuing company's assets, earnings, or growth potential. These companies generally have one or more of the following characteristics: (1) valuable fixed assets; (2) valuable consumer or commercial franchises or potentially valuable transportation routes; (3) selling at low market valuations of assets relative to the securities market in general, or companies that may currently be earning a very low return on assets but which have the potential to earn higher returns if conditions in the industry improve; (4) are undervalued in relation to their potential for growth in earnings, dividends, and book value; or (5) have recently changed management or control and have the potential for a "turnaround" in earnings. The stocks of these companies are often called "value" stocks.
FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and
economic and market conditions.    Factors considered include growth
potential, earnings estimates and management.
FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.
DESCRIPTION OF PRINCIPAL SECURITY TYPES
EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.
PRINCIPAL INVESTMENT RISKS
Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. The fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them. The following factors may significantly affect the fund's performance:
STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response
to these    developments    . Different parts of the market can react
differently to these    developments    . For example, large cap
stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.
FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.
ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the value of an issuer's securities.
The value of securities of smaller, less well-known    issuers     can
be more volatile than that of larger    issuers    .
"VALUE" INVESTING. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.
In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective. FUNDAMENTAL INVESTMENT POLICIES
The policies discussed below are fundamental, that is, subject to change only by shareholder approval.
       VALUE FUND        seeks capital appreciation by investing in
securities of companies that possess valuable fixed assets, or that FMR believes are undervalued in the marketplace in relation to factors such as the issuing company's assets, earnings, or growth potential. Such companies will generally have one or more of the following attributes: (1) valuable fixed assets; (2) valuable consumer or commercial franchises or potentially valuable transportation routes;
(3) selling at low market valuations of assets relative to the securities market in general, or companies that may currently be earning a very low return on assets but which have the potential to earn higher returns if conditions in the industry improve; (4) are undervalued in relation to their potential for growth in earnings, dividends, and book value; or (5) have recently changed management or control and have the potential for a "turnaround" in earnings. The fund expects to invest primarily in stocks and convertible securities, but it may also invest in debt obligations consistent with its objective.
VALUING SHARES
   The fund is open for business each day the New York Stock Exchange
(NYSE) is open.
   T    he fund's net asset value per share (NAV) is the value of a single share. Fidelity(registered trademark) normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the
NYSE is restricted or as permitted by the    Securities and Exchange
Commission (SEC).     The fund's assets are valued as of this time for
the purpose of computing the fund's NAV.
To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
The fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board
of Trustees believes accurately reflects fair value.    A security's
valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES
GENERAL INFORMATION
Fidelity Investments(registered trademark) was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
For account, product and service information, please use the following Web site and phone numbers:
(small solid bullet) For information over the Internet, visit
Fidelity's Web site at    www.fidelity.com.
(small solid bullet) For accessing account information automatically by phone, use TouchTone Xpress(registered trademark), 1-800-544-5555. (small solid bullet) For exchanges and redemptions, 1-800-544-7777. (small solid bullet) For account assistance, 1-800-544-6666.
(small solid bullet) For mutual fund and retirement information,
1-800-544-8888.
(small solid bullet) For brokerage information, 1-800-544-7272.
(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).
Please use the following addresses:
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
You may buy or sell shares of the fund through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling and exchanging shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in the fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.
Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.
The different ways to set up (register) your account with Fidelity are listed in the following table.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) (solid bullet) ROTH IRAS
(solid bullet) ROTH CONVERSION IRAS
(solid bullet) ROLLOVER IRAS
(solid bullet) 401(K) PLANS AND CERTAIN OTHER 401(A)-QUALIFIED PLANS (solid bullet) KEOGH PLANS
(solid bullet)  SIMPLE IRAS
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS)
(solid bullet) 403(B) CUSTODIAL ACCOUNTS
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
TRUST
FOR MONEY BEING INVESTED BY A TRUST
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
BUYING SHARES
The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.
Your shares will be bought at the next NAV calculated after your investment is received in proper form.
Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
When you place an order to buy shares, note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.
MINIMUMS
TO OPEN AN ACCOUNT $2,500
   For certain Fidelity retirement accountsA $500
TO ADD TO AN ACCOUNT  $250
Through regular investment plans $100
MINIMUM BALANCE $2,000
For certain Fidelity retirement accounts   A     $500
   A     FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA,
ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
There is no minimum account balance or initial or subsequent purchase minimum for purchases through Fidelity Portfolio Advisory ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, the fund may waive or lower purchase minimums in other circumstances.

KEY INFORMATION

PHONE             TO OPEN AN ACCOUNT
1-800-544-7777    (bullet)
                  Exchange from another
                  Fidelity fund.
                  TO ADD TO AN
                  ACCOUNT
                  (bullet)
                  Exchange from another
                  Fidelity fund.
                  (bullet)
                  Use Fidelity Money
                  Line(registered trademark) to transfer from your bank account.

INTERNET          TO OPEN AN ACCOUNT
WWW.FIDELITY.COM  (bullet)
                  Complete and sign the
                  application. Make your
                  check payable to the
                  complete name of the
                  fund. Mail to the address
                  under "Mail" below.
                  TO ADD TO AN
                  ACCOUNT
                  (bullet)
                  Exchange from another
                  Fidelity fund.
                  (bullet)
                  Use Fidelity Money Line
                  to transfer from your
                  bank account.

MAIL              TO OPEN AN
FIDELITY          ACCOUNT
INVESTMENTS       (bullet)
P.O. BOX 770001   Complete and sign the
CINCINNATI, OH    application. Make your
 45277-0002       check payable to the
                  complete name of the
                  fund. Mail to the
                  address at left.
                  TO ADD TO AN
                  ACCOUNT
                  (bullet)
                  Make your check
                  payable to the complete
                  name of the fund.
                  Indicate your fund
                  account number on your
                  check and mail to the
                  address at left.
                  (bullet)
                  Exchange from another
                  Fidelity fund. Send a
                  letter of instruction to
                  the address at left,
                  including your name, the
                  funds' names, the fund
                  account numbers, and
                  the dollar amount or
                  number of shares to be
                  exchanged.

IN PERSON         TO OPEN AN
                  ACCOUNT
                  (bullet)
                  Bring your application
                  and check to a Fidelity
                  Investor Center. Call
                  1-800-544-9797 for
                  the center nearest you.
                  TO ADD TO AN
                  ACCOUNT
                  (bullet)
                  Bring your check to a
                  Fidelity Investor Center.
                  Call 1-800-544-9797
                  for the center nearest
                  you.

WIRE              TO OPEN AN
                  ACCOUNT
                  (bullet)
                  Call 1-800-544-7777 to
                  set up your account and
                  to arrange a wire
                  transaction.
                  (bullet)
                  Wire within 24 hours to:
                  Bankers Trust Company,
                  Bank Routing #
                  021001033,
                  Account # 00163053.
                  (bullet)
                  Specify the complete
                  name of the fund and
                  include your new fund
                  account number and
                  your name.
                  TO ADD TO AN
                  ACCOUNT
                  (bullet)
                  Wire to: Bankers Trust
                  Company, Bank Routing
                  # 021001033, Account
                  # 00163053.
                  (bullet)
                  Specify the complete
                  name of the fund and
                  include your fund
                  account number and
                  your name.

AUTOMATICAL       TO OPEN AN ACCOUNT
LY                (bullet)
                  Not available.
                  TO ADD TO AN
                  ACCOUNT
                  (bullet)
                  Use Fidelity Automatic
                  Account Builder(registered trademark) or
                  Direct Deposit.
                  (bullet)
                  Use Fidelity Automatic
                  Exchange Service to
                  exchange from a Fidelity
                  money market fund.

SELLING SHARES
The price to sell one share of the fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to sell more than $100,000 worth of shares;
(small solid bullet) Your account registration has changed within the last 30 days;
(small solid bullet) The check is being mailed to a different address than the one on your account (record address);
(small solid bullet) The check is being made payable to someone other than the account owner; or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
When you place an order to sell shares, note the following:
(small solid bullet) If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.
(small solid bullet) Redemption proceeds (other than exchanges) may be
delayed until    money from prior purchases sufficient to cover your
redemption has been received and collected. This can take up to seven business days after a purchase.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interests of the fund.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY INFORMATION

PHONE             (bullet)
1-800-544-7777    Call the phone number at
                  left to initiate a wire
                  transaction or to request
                  a check for your
                  redemption.
                  (bullet)
                  Use Fidelity Money Line
                  to transfer to your bank
                  account.
                  (bullet)
                  Exchange to another
                  Fidelity fund. Call the
                  phone number at left.

INTERNET          (bullet)
WWW.FIDELITY.COM  Exchange to another
                  Fidelity fund.
                  (bullet)
                  Use Fidelity Money Line
                  to transfer to your bank
                  account.

MAIL              INDIVIDUAL, JOINT
FIDELITY          TENANT,
INVESTMENTS       SOLE PROPRIETORSHIP,
P.O. BOX 660602   UGMA, UTMA
DALLAS, TX        (bullet)
75266-0602        Send a letter of
                  instruction to the
                  address at left, including
                  your name, the fund's
                  name, your fund account
                  number, and the dollar
                  amount or number of
                  shares to be sold. The
                  letter of instruction must
                  be signed by all persons
                  required to sign for
                  transactions, exactly as
                  their names appear on
                  the account.
                  RETIREMENT ACCOUNT
                  (bullet)
                  The account owner should
                  complete a retirement
                  distribution form. Call
                  1-800-544-6666 to
                  request one.
                  TRUST
                  (bullet)
                  Send a letter of
                  instruction to the
                  address at left, including
                  the trust's name, the
                  fund's name, the trust's
                  fund account number,
                  and the dollar amount or
                  number of shares to be
                  sold. The trustee must
                  sign the letter of
                  instruction indicating
                  capacity as trustee. If the
                  trustee's name is not in
                  the account registration,
                  provide a copy of the trust
                  document certified within
                  the last 60 days.
                  BUSINESS OR
                  ORGANIZATION
                  (bullet)
                  Send a letter of
                  instruction to the
                  address at left, including
                  the firm's name, the
                  fund's name, the firm's
                  fund account number,
                  and the dollar amount or
                  number of shares to be
                  sold. At least one person
                  authorized by corporate
                  resolution to act on the
                  account must sign the
                  letter of instruction.
                  (bullet)
                  Include a corporate
                  resolution with corporate
                  seal or a signature
                  guarantee.
                  EXECUTOR,
                  ADMINISTRATOR,
                  CONSERVATOR,
                  GUARDIAN
                  (bullet)
                  Call 1-800-544-6666
                  for instructions.

IN PERSON         INDIVIDUAL, JOINT
                  TENANT,
                  SOLE PROPRIETORSHIP,
                  UGMA, UTMA
                  (bullet)
                  Bring a letter of
                  instruction to a Fidelity
                  Investor Center. Call
                  1-800-544-9797 for
                  the center nearest you.
                  The letter of instruction
                  must be signed by all
                  persons required to sign
                  for transactions, exactly
                  as their names appear
                  on the account.
                  RETIREMENT ACCOUNT
                  (bullet)
                  The account owner
                  should complete a
                  retirement distribution
                  form. Visit a Fidelity
                  Investor Center to
                  request one. Call
                  1-800-544-9797 for
                  the center nearest you.
                  TRUST
                  (bullet)
                  Bring a letter of
                  instruction to a Fidelity
                  Investor Center. Call
                  1-800-544-9797 for
                  the center nearest you.
                  The trustee must sign the
                  letter of instruction
                  indicating capacity as
                  trustee. If the trustee's
                  name is not in the
                  account registration,
                  provide a copy of the trust
                  document certified within
                  the last 60 days.
                  BUSINESS OR
                  ORGANIZATION
                  (bullet)
                  Bring a letter of
                  instruction to a Fidelity
                  Investor Center. Call
                  1-800-544-9797 for
                  the center nearest you.
                  At least one person
                  authorized by corporate
                  resolution to act on the
                  account must sign the
                  letter of instruction.
                  (bullet)
                  Include a corporate
                  resolution with corporate
                  seal or a signature
                  guarantee.
                  EXECUTOR,
                  ADMINISTRATOR,
                  CONSERVATOR,
                  GUARDIAN
                  (bullet)
                  Visit a Fidelity Investor
                  Center for instructions.
                  Call 1-800-544-9797
                  for the center nearest
                  you.

AUTOMATICAL       (bullet)
LY                Use Personal Withdrawal
                  Service to set up periodic
                  redemptions from your
                  account.

EXCHANGING SHARES
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.
However, you should note the following policies and restrictions governing exchanges:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year.
(small solid bullet) The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
The fund may terminate or modify the exchange privilege in the future. Other funds may have different exchange restrictions, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details. ACCOUNT FEATURES AND POLICIES
FEATURES
The following features are available to buy and sell shares of the fund.
AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY AUTOMATIC ACCOUNT BUILDER
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM                                                   FREQUENCY             PROCEDURES
$100                                                      Monthly or quarterly  (bullet) To set up
                                                                                for a new account,
                                                                                complete the
                                                                                appropriate section on
                                                                                the fund application.
                                                                                (bullet) To set up
                                                                                for existing accounts,
                                                                                call 1-800-544-6666
                                                                                or visit Fidelity's Web
                                                                                site for an application.
                                                                                (bullet) To make
                                                                                changes, call
                                                                                1-800-544-6666 at
                                                                                least three business
                                                                                days prior to your
                                                                                next scheduled
                                                                                investment date.

DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT
CHECK TO A FIDELITY FUNDA

MINIMUM                                                   FREQUENCY             PROCEDURES
$100                                                      Every pay period      (bullet) To set up
                                                                                for a new account,
                                                                                check the appropriate
                                                                                box on the fund
                                                                                application.
                                                                                (bullet) To set up
                                                                                for an existing
                                                                                account, call
                                                                                1-800-544-6666 or
                                                                                visit Fidelity's Web site
                                                                                for an authorization
                                                                                form.
                                                                                (bullet) To make
                                                                                changes you will need
                                                                                a new authorization
                                                                                form. Call
                                                                                1-800-544-6666 or
                                                                                visit Fidelity's Web
                                                                                site to obtain one.





A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM                FREQUENCY                      PROCEDURES
$100                   Monthly, bimonthly,            (bullet) To set up, call 1-800-544-6666 after both accounts
                       quarterly, or annually         are opened.
                                                      (bullet) To make changes, call 1-800-544-6666 at least
                                                      three business days prior to your next scheduled exchange date.

PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC REDEMPTIONS FROM YOUR ACCOUNT TO YOU OR TO YOUR BANK ACCOUNT.

FREQUENCY                                              PROCEDURES
Monthly                                                (bullet) To set up, call 1-800-544-6666.
                                                       (bullet) To make changes, call Fidelity at 1-800-544-6666
                                                       at least three business days prior to your next scheduled
                                                       withdrawal date.


OTHER FEATURES. The following other features are also available to buy and sell shares of the fund.
WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM. (bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-7777 to add the feature after your account is opened. Call 1-800-544-7777 before your first use to verify that this feature is set up on your account.
(bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
FIDELITY MONEY LINE
TO TRANSFER MONEY BY PHONE BETWEEN YOUR BANK ACCOUNT AND YOUR FUND
ACCOUNT.
(bullet) You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-7777 or visit Fidelity's Web site before your first use to verify that this feature is set up on your account.
(bullet) Most transfers are complete within three business days of your call.
(bullet) Maximum purchase: $100,000
FIDELITY ON-LINE XPRESS+(registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.
CALL 1-800-544-7272 OR VISIT FIDELITY'S WEB SITE FOR MORE INFORMATION. (bullet) For account balances and holdings;
(bullet) To review recent account history;
(bullet) For mutual fund and brokerage trading; and
(bullet) For access to research and analysis tools.
FIDELITY WEB XPRESS(registered trademark)
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S WEB
SITE.
(bullet) For account balances and holdings;
(bullet) To review recent account history;
(bullet) To obtain quotes;
(bullet) For mutual fund    and brokerage     trading; and
(bullet) To access third-party research on companies, stocks, mutual funds and the market.
TOUCHTONE XPRESS(registered trademark)
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE.
CALL 1-800-544-5555.
(bullet) For account balances and holdings;
(bullet) For mutual fund and brokerage trading;
(bullet) To obtain quotes;
(bullet) To review orders and mutual fund activity; and
(bullet) To change your personal identification number (PIN).
POLICIES
The following policies apply to you as a shareholder.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
(small solid bullet) Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
(small solid bullet) Financial reports (every six months).
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more
than one account in the fund. Call Fidelity    at 1-800-544-8544
if you need additional copies of financial reports, prospectuses or historical account information.
Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's Web site for more information.
You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately
after you receive them. If you do not want the ability to    sell
and exchange by telephone, call Fidelity for instructions.
When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
If your ACCOUNT BALANCE falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your
shares will be    sold     at the NAV on the day your account is
closed.
Fidelity may charge a FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.
The fund normally pays dividends and capital gains distributions in
December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. The following options may be available for the fund's distributions:
1. REINVESTMENT OPTION. Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gains distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.
3. CASH OPTION. Your dividends and capital gains distributions will be paid in cash.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gains distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.
Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.
If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.
TAX CONSEQUENCES
As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.
TAXES ON DISTRIBUTIONS.    Distributions you receive from the fund are
subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income. The fund's distributions of long-term capital gains are taxable to you generally as capital gains.
If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund is the difference between the cost of your shares and the price you receive when you sell them.

   FUND SERVICES


FUND MANAGEMENT
Value Fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
FMR is the fund's manager.
As of    April 30    , 1998, FMR had    approximately     $   529
billion in discretionary assets under management.
As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.
Affiliates assist FMR with foreign investments:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide
investment advisory services for    the fund    .
(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also
provide investment advisory services for    the fund.
The fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised the fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on the fund.
Richard B. Fentin is a Senior Vice President and manager of Value Fund, which he has managed since March 1996. He also manages another Fidelity fund. Since joining Fidelity in 1979, Mr. Fentin has worked as an analyst, portfolio assistant for Magellan Fund and manager. Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions. The fund pays a management fee to FMR.
The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the S&P 500.
MANAGEMENT   =  BASIC   +/-  PERFORMANCE
FEE             FEE          ADJUSTMENT

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For October 1998, the group fee rate was    0.2910    %. The
individual fund fee rate is    0.30%    .
The basic fee for the fiscal year ended October 31, 1998 was
   0.59    % of the fund's average net assets.
The performance adjustment rate is calculated monthly by comparing the fund's performance to that of the S&P 500 over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is +0.20% of the fund's average net assets over the performance period.
The performance period is the most recent 36-month period.
The total management fee for the fiscal year ended October 31, 1998,
was    0.41    % of the fund's average net assets.
FMR pays FMR U.K. and FMR Far East for providing assistance with investment advisory services.
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated by FMR at any time, can decrease the fund's expenses and boost its performance.
FUND DISTRIBUTION
FDC distributes the fund's shares.
The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service providers, that provide those services. Currently, the Board of Trustees has authorized such payments.
To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.
FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information (SAI), in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This Prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell or to buy shares of the fund to any person to whom it is unlawful to make such offer. APPENDIX


FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. This information has been audited by
   PricewaterhouseCoopers LLP,     independent accountants, whose
report, along with the fund's financial highlights and financial statements, are included in the fund's Annual Report. A free copy of the Annual Report is available upon request.

SELECTED PER-SHARE DATA
YEARS ENDED OCTOBER 31                                 1998      1997     1996     1995     1994

NET ASSET VALUE, BEGINNING OF PERIOD                   $ 60.74   $ 54.99  $ 48.12  $ 44.71  $ 42.78

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOMEB                                 .60       .58      .70      .70      .54

 NET REALIZED AND UNREALIZED GAIN (LOSS)                (1.01)    11.62    8.38     5.16     4.53

 TOTAL FROM INVESTMENT OPERATIONS                       (.41)     12.20    9.08     5.86     5.07

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                             (.48)     (.53)    (.48)    (.17)    (.34)

 FROM NET REALIZED GAIN                                 (7.95)    (5.92)   (1.73)   (2.28)   (2.80)

 TOTAL DISTRIBUTIONS                                    (8.43)    (6.45)   (2.21)   (2.45)   (3.14)

NET ASSET VALUE, END OF PERIOD                         $ 51.90   $ 60.74  $ 54.99  $ 48.12  $ 44.71

TOTAL RETURNA                                           (1.33)%   24.31%   19.44%   14.19%   12.90%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (IN MILLIONS)                $ 5,892   $ 7,855  $ 6,934  $ 5,063  $ 3,715

RATIO OF EXPENSES TO AVERAGE NET ASSETS                 .63%      .68%     .89%     .97%     1.10%

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER           .61%C     .66%C    .88%C    .96%C    1.08%C
EXPENSE  REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS    1.06%     1.01%    1.34%    1.58%    1.29%

PORTFOLIO TURNOVER RATE                                 36%       56%      112%     125%     112%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
   B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.








You can obtain additional information about the fund. The fund's
    SAI        includes more detailed information about the fund
and    its i    nvestments. The SAI is incorporated herein by
reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at
1-800-544-8   544     or visit Fidelity's Web site at
www.fidelity.com.
The SAI, the fund's annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room. INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-2841
Fidelity Investments & (Pyramid) Design, Fidelity, Fidelity Investments, TouchTone Xpress, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-line Xpress+, Fidelity Web Xpress, and Directed Dividends are registered trademarks of FMR Corp.
Portfolio Advisory Services is a service mark of FMR Corp.
   The third party marks appearing above are the marks of their respective owners.
   1.713010.100   VAL    -pro-1298

FIDELITY VALUE FUND
A FUND OF FIDELITY CAPITAL TRUST

STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 30, 1998

This Statement of Additional Information (SAI) is not a prospectus. Portions of the fund's Annual Report are incorporated herein. The Annual Report is supplied with this SAI.
To obtain a free additional copy of the Prospectus, dated December 30, 1998, or an Annual Report, please call Fidelity(registered trademark)
at 1-800-544-8   544     or visit Fidelity's Web site at
www.fidelity.com.
TABLE OF CONTENTS                                         PAGE

INVESTMENT POLICIES AND LIMITATIONS                       26

PORTFOLIO TRANSACTIONS                                    31

VALUATION                                                 32

PERFORMANCE                                               32

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION  34

DISTRIBUTIONS AND TAXES                                   34

TRUSTEES AND OFFICERS                                     35

CONTROL OF INVESTMENT ADVISERS                            36

MANAGEMENT CONTRACT                                       37

DISTRIBUTION SERVICES                                     40

TRANSFER AND SERVICE AGENT AGREEMENTS                     40

DESCRIPTION OF THE TRUST                                  40

FINANCIAL STATEMENTS                                      41

APPENDIX                                                  41

VAL-ptb-1298
   1.713422.100

(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF VALUE FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amounted borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite any issue of securities, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk. BORROWING. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.
CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity and diversification of their investments.
COMMON STOCK represents an equity or ownership interest in an issuer.
In the event an issuer is liquidated or declares bankruptcy,    the
claims of     owners of bonds and preferred stock take precedence over
the claims of those who own common stock.
CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
DEBT SECURITIES are used by issuers to borrow money. The issuer pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities,
such as zero coupon bonds   ,     do not pay interest but are sold at
a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative
characteristics and may be    more     sensitive to economic changes
and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a fund's policies regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
The fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of
principal   , or may be in default.     These securities are often
considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. PREFERRED STOCK is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is
liquidated or declares bankruptcy,    the claims of     owners of
bonds take precedence over the claims of those who own preferred and common stock.
REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES OF OTHER INVESTMENT COMPANIES, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.
The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
TEMPORARY DEFENSIVE POLICIES. The fund reserves the right to invest without limitation in preferred stocks and investment-grade debt
instruments for temporary   ,     defensive purposes.
WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a funds dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.
If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws, the fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the fund or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended October 31, 1998 and 1997, the fund's
portfolio turnover rates were    36    % and    56    %, respectively.
For the fiscal years ended October 1998, 1997        and 1996, the
fund paid brokerage commissions of $   6,944,000    , $   9,290,000
    and $   8,182,000    , respectively. Significant changes in
brokerage commissions paid by the fund from year to year may result from changing asset levels throughout the year. The fund may pay both commissions and spreads in connection with the placement of portfolio transactions.
During the fiscal years ended October 1998, 1997        and 1996, the
fund paid brokerage commissions of $   1,210,000    , $   1,387,000
    and $   2,308,000    , respectively, to NFSC. NFSC is paid on a
commission basis. During the fiscal year ended October 1998, this
amounted to approximately    17.44    % of the aggregate brokerage
commissions paid by the fund for transactions involving approximately
   26.38 % of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC is a result of the low commission rates charged by NFSC.
During the fiscal years ended October 1998, 1997        and 1996, the
fund paid brokerage commissions of $   4    ,   000,
$   51,000     and $   105,000    , respectively, to FBS. FBS is paid
on a commission basis. During the fiscal year ended October 1998, this
amounted to approximately    0.06    % of the aggregate brokerage
commissions paid by the fund for transactions involving approximately
   0.04 % of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. FBS has used a portion of the commissions paid by the fund to reduce that fund's custodian or transfer agent fees.
During the fiscal year ended October, 1998, the fund paid
$   6,445,000     in brokerage commissions to firms that provided
research services involving approximately $   5,037,004,000     of
transactions. The provision of research services was not necessarily a factor in the placement of all this business with such firms.
The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds managed by FMR or investment accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
The fund's net asset value per share (NAV) is the value of a single share. The NAV of the fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.
The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price,
and        return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
 RETURN CALCULATIONS. Returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average
annual        returns are a convenient means of comparing investment
alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual returns, the fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.
Returns may or may not include the effect of the fund's small account fee. Excluding the fund's small account fee from a return calculation produces a higher return figure.
NET ASSET VALUE. Charts and graphs using the fund's        NAVs,
adjusted    NAVs    , and benchmark indexes may be used to exhibit
performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On October 30, 1998, the 13-week and 39-week long-term moving averages
were $49.   67     and $5   5.98    , respectively, for Value Fund.
CALCULATING HISTORICAL FUND RESULTS. The following table shows performance for the fund.
HISTORICAL FUND RESULTS. The following table shows the fund's return for the fiscal periods ended October 31, 1998.

            AVERAGE ANNUAL RETURNS                    CUMULATIVE RETURNS

            ONE                     FIVE     TEN      ONE                 FIVE     TEN
            YEAR                    YEARS    YEARS    YEAR                YEARS    YEARS



VALUE FUND   (1.33)%                 13.56%   13.88%   (1.33)%             88.87%   266.86%


The following table shows the income and capital elements of the fund's cumulative return. The table compares the fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. The fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
During the 10-year period ended October 31, 1998, a hypothetical
$10,000 investment in Value Fund would have grown to $   36,686    ,
assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

FIDELITY VALUE FUND                                                       INDEXES

FISCAL YEAR          VALUE OF    VALUE OF        VALUE OF       TOTAL     S&P 500   DJIA      COST OF
ENDED                INITIAL     REINVESTED      REINVESTED     VALUE                         LIVING
                     $10,000     DIVIDEND        CAPITAL GAIN
                     INVESTMENT  DISTRIBUTIONS   DISTRIBUTIONS







1998                 $ 19,095    $ 3,606         $ 13,985       $ 36,686  $ 51,835  $ 52,795  $    13,644

1997                 $ 22,347    $ 3,893         $ 10,940       $ 37,180  $ 42,491  $ 44,953  $ 13,444

1996                 $ 20,232    $ 3,216         $ 6,461        $ 29,909  $ 32,162  $ 35,753  $ 13,170

1995                 $ 17,704    $ 2,569         $ 4,768        $ 25,041  $ 25,918  $ 27,599  $ 12,787

1994                 $ 16,450    $ 2,29   3      $ 3,186        $ 21,929  $ 20,498  $ 22,121  $ 12,438

1993                 $ 15,740    $ 2,026         $ 1,658        $ 19,424  $ 19,735  $ 20,275  $ 12,121

1992                 $ 12,292    $ 1,482         $ 1,230        $ 15,004  $ 17,169  $ 17,263  $ 11,797

1991                 $ 11,107    $ 93   2        $ 1,112        $ 13,151  $ 15,611  $ 15,947  $ 11,431

1990                 $ 8,687     $ 251           $ 869          $ 9,807   $ 11,693  $ 12,260  $ 11,106

1989                 $ 11,464    $ 212           $ 0            $ 11,676  $ 12,640  $ 12,774  $ 10,449


Explanatory Notes: With an initial investment of $10,000 in the fund on November 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $24,830. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,851 for dividends and $8,712 for capital gain distributions.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund's performance may also be compared to that of the benchmark index representing the universe of securities in which the fund may invest. The return of the index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the
fund's returns, however, the index   's     returns do not reflect
brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The fund may compare its performance to that of the S&P    500    , a
market capitalization weighted index of common stocks.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of October 31, 1998, FMR advised over $   32     billion in
municipal fund assets, $   115     billion in taxable fixed-income
   fund     assets, $   118     billion in money market fund assets,
$   436     billion in equity fund assets, $   13     billion in
international fund assets, and $   28     billion in Spartan fund
assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
DISTRIBUTIONS AND TAXES
DIVIDENDS. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because the fund may earn other types of income, such as interest, short-term capital gains, and non-qualifying dividends, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. A portion of the fund's dividends derived from certain U.S. Government securities and securities of certain other investment companies may be exempt from state and local taxation.
CAPITAL GAINS DISTRIBUTIONS. The fund's    long-term capital gains
distributions are federally taxable to shareholders generally as capital gains.
RETURNS OF CAPITAL. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
FOREIGN TAX CREDIT OR DEDUCTION. Foreign governments may withhold taxes on dividends and interest earned by the fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gains or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments(registered trademark), P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice
President of Fidelity Magellan   (registered trademark)     Fund and
FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (65), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (70), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board, of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and information storage, 1997).
*ROBERT C. POZEN (52), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (70), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). RICHARD B. FENTIN (43), is Senior Vice President of Fidelity Value
(1996). Prior to his current responsibilities, Mr. Fentin managed a variety of Fidelity funds.
RICHARD A. SPILLANE, JR. (41), is Vice President of certain Equity Funds and Senior Vice President of FMR (1997). Since joining Fidelity, Mr. Spillane is Chief Investment Officer for Fidelity International, Limited. Prior to that position, Mr. Spillane served as Director of Research.
ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
   MATTHEW N. KARSTETTER (37), Deputy Treasurer (1998) is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).
JOHN H. COSTELLO (52), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended October 31, 1998, or calendar year ended December 31, 1997, as applicable.

COMPENSATION TABLE

TRUSTEES                       AGGREGATE         TOTAL
AND                            COMPENSATION      COMPENSATION
MEMBERS OF THE ADVISORY BOARD  FROM VALUE        FROM THE
                               FUNDB,C,   D      FUND COMPLEX*,A

J. GARY BURKHEAD**             $ 0               $ 0

RALPH F. COX                   $    2,785        $ 214,500

PHYLLIS BURKE DAVIS            $    2,768        $ 210,000

ROBERT M. GATES                $    2,805        $176,000

EDWARD C. JOHNSON 3D**         $ 0               $ 0

E. BRADLEY JONES               $    2,787        $ 211,500

DONALD J. KIRK                 $    2,834        $ 211,500

PETER S. LYNCH**               $ 0               $ 0

WILLIAM O. MCCOY               $    2,804        $ 214,500

GERALD C. MCDONOUGH            $    3,455        $ 264,500

MARVIN L. MANN                 $    2,762        $ 214,500

ROBERT C. POZEN**              $ 0               $ 0

THOMAS R. WILLIAMS             $    2,803         $214,500

* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the fund and Mr. Burkhead are compensated by
FMR.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended October 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   1,268    ; Phyllis Burke
Davis, $   1,268    ; Robert M. Gates, $   1,268    ; E. Bradley
Jones, $   1,268    ; Donald J. Kirk, $   1,268    ; William O. McCoy,
$   1,268    ; Gerald C. McDonough, $   1,479    ; Marvin L. Mann,
$   1,268    ; and Thomas R. Williams, $   1,268    .
   D Certain of the non-interested Trustee's aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $1,075, Value Fund; Marvin L. Mann, $1,075, Value Fund; William O. McCoy, $871, Value Fund; Thomas R. Williams, $1,075, Value Fund.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
   As of October 31, 1998, the Trustees, Members of the Advisory Board, and Officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.
CONTROL OF INVESTMENT ADVISERS
FMR Corp., organized in 1972, is the ultimate parent company of FMR, FMR U.K., and FMR Far East. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
MANAGEMENT CONTRACT
The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
MANAGEMENT SERVICES. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to that of S&P 500.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE      EFFECTIVE ANNUAL FEE RATES

AVERAGE GROUP    ANNUALIZED  GROUP NET       EFFECTIVE ANNUAL FEE
ASSETS            RATE       ASSETS          RATE

 0 - $3 BILLION  .5200%       $ 0.5 BILLION  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850         125           .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 OVER 534        .2500

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   592     billion of group net assets - the approximate
level for October 1998 - was    0.2910    %, which is the weighted
average of the respective fee rates for each level of group net assets
up to $   592     billion.
The fund's individual fund fee rate is    0.30    %. Based on the
average group net assets of the funds advised by FMR for October 1998, the fund's annual basic fee rate would be calculated as follows:

            GROUP FEE RATE       INDIVIDUAL FUND FEE RATE       BASIC FEE RATE

VALUE FUND     0.2910    %  +    0.   30    %              =       0.5910    %




One-twelfth of the basic fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.
COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for Value Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 (the Index) over the same period. The performance period consists of the most recent month plus the previous 35 months.
Each percentage point of difference, calculated to the nearest 1.00% (up to a maximum difference of (plus/minus)10.00) for Value Fund is multiplied by a performance adjustment rate of 0.02%.
The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets throughout the month, giving a dollar amount which will be added to (or subtracted from) the basic fee.
The maximum annualized adjustment rate is (plus/minus)0.20% of the fund's average net assets over the performance period.
The fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in that fund's shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time. For the fiscal years ended October 31, 1998, 1997 and 1996, the fund
paid FMR management fees of $   30,645,000    , $   34,124,000     and
$   41,261,000    , respectively. The amount of these management fees
include both the basic fee and the amount of the performance
adjustment, if any. For the fiscal years ended October 31,    1998
and    1997,     the downward performance adjustments amounted to
$   13,460,000    , and $   10,509,000    , respectively. For the
fiscal year ended October 31,    1996     the upward performance
adjustment amounted to $   2,736,000.
During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedule on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's total returns, and repayment of the reimbursement by the fund will lower its total returns.
SUB-ADVISERS. On behalf of Value Fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of the fund, FMR may also grant    FMR U.K. and FMR Far
East     investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund.
Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
On behalf of the fund, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 0.50% of its monthly management fee rate (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
For providing investment advice and research services, fees paid to
   FMR U.K. and FMR Far East     by FMR for the past three fiscal
years are shown in the table below.
FISCAL YEAR ENDED  FMR U.K.          FMR FAR EAST
OCTOBER 31

1998               $    202,906      $    191,178

1997               $    292,643      $    274,738

1996               $    273,880      $    33,681

For discretionary investment management and execution of portfolio
transactions, no fees were paid to    FMR U.K. and FMR Far East by
    FMR on behalf of the fund for the past three fiscal years. DISTRIBUTION SERVICES
The fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other
service   -    providers, that provide those services. Currently, the
Board of Trustees has authorized such payments.
   Payments made by     FMR made either directly or through FDC to
intermediaries for the fiscal year ended 1998    amounted to $31,000
for Value Fund    .
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
TRANSFER AND SERVICE AGENT AGREEMENTS
The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.
For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in the fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are 0.0600% of the first $500 million of average net assets and 0.0300% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
For the fiscal years ended October 31, 1998, 1997, and 1996, the fund paid FSC pricing and bookkeeping fees, including reimbursement for
related out-of-pocket expenses, of $   824,000    , $   816,000    ,
and $   808,000    , respectively.
For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans. For the fiscal years ended October 31, 1998, 1997, and 1996, the fund paid no securities lending fees.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Value Fund is a fund of Fidelity Capital Trust, an open-end management investment company organized as a Massachusetts business trust on May 31, 1978. Currently, there are five funds in the trust: Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, Fidelity Stock Selector, Fidelity TechnoQuant Growth FundSM, and Fidelity Value Fund. The Trustees are permitted to create additional funds in the trust.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds. SHAREHOLDER LIABILITY. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.
 The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust shall include a provision limiting the obligations created thereby to the trust and its assets.
The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only be a shareholder vote. Shares may be voted in the aggregate, by fund and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or any of its funds may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.
CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain
assets        in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of the fund's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    PricewaterhouseCoopers LLP,     serves as the fund's
independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services. FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended October 31, 1998, and report of the auditor, are included in the fund's Annual Report and are incorporated herein by reference.
APPENDIX
Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Focus,
Fidelity Focus, Fidelity Investments, and    Magellan     are
registered trademarks of FMR Corp.
TechnoQuant is a service mark of FMR Corp.
   The third party marks appearing above are the marks of their respective owners.

PART C.  OTHER INFORMATION
Item 23.  Exhibits
 (a) Amended and Restated Declaration of Trust, dated November 17, 1994, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 61.
 (b) Bylaws of the Trust, as amended and dated May 19, 1994, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (c) Not applicable.
 (d) (1) Management Contract, dated November 1, 1994, between Fidelity Value Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment 62.
  (2) Management Contract, dated November 1, 1994, between Fidelity Disciplined Equity Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 60.
  (3) Management Contract, dated November 1, 1994, between Fidelity Capital Appreciation Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 60.
  (4) Management Contract, dated November 1, 1994, between Fidelity Stock Selector and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 60.
  (5) Management Contract, dated October 17, 1996, between Fidelity TechnoQuant Growth Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 68.
  (6) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc., and Fidelity Capital Trust on behalf of Fidelity Value Fund, is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 62.
  (7) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (Far
East) Inc., and Fidelity Capital Trust on behalf of Fidelity Value Fund, is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 62.
  (8) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc., and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund, is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 60.
  (9) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (Far
East) Inc., and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund, is incorporated herein by reference to
Exhibit 5(h) of Post-Effective Amendment No. 60.
  (10) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc., and Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund, is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 60.
  (11) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (Far East) Inc., and Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund, is incorporated herein by reference to
Exhibit 5(j) of Post-Effective Amendment No. 60.
  (12) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research Company (U.K.) Inc., and Fidelity Capital Trust on behalf of Fidelity Stock Selector, is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 60.
  (13) Sub-Advisory Agreement, dated November 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (Far East) Inc., and Fidelity Capital Trust on behalf of Fidelity Stock Selector, is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 60.
  (14) Sub-Advisory Agreement, dated October 17, 1996 between Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc., and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund, is incorporated herein by reference to Exhibit 5(n) of Post-Effective Amendment No. 68.
  (15) Sub-Advisory Agreement, dated October 17, 1996 between Fidelity Management & Research Company, Fidelity Management & Research (Far
East) Inc., and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund, is incorporated herein by reference to
Exhibit 5(o) of Post-Effective Amendment No. 68.
 (e) (1) General Distribution Agreement, dated April 1, 1987, between Fidelity Value Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 61.
  (2) Amendment to the General Distribution Agreement, dated January 1, 1988, between Fidelity Value Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 61.
  (3) General Distribution Agreement, dated April 1, 1987, between Fidelity Capital Appreciation Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 61.
  (4) Amendment to the General Distribution Agreement, dated January 1, 1988, between Fidelity Capital Appreciation Fund and Fidelity Distributors Corporation, is incorporated herein by reference to
Exhibit 6(d) of Post-Effective Amendment No. 61.
  (5) General Distribution Agreement, dated December 28, 1988, between Fidelity Disciplined Equity Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 61.
  (6) General Distribution Agreement, dated September 23, 1990, between Fidelity Stock Selector and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 61.
  (7) General Distribution Agreement, dated October 17, 1996, between Fidelity TechnoQuant Growth Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 68.
  (8) Amendments to the General Distribution Agreement between Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(k) of Fidelity Select Portfolios' (File No. 2-69972) Post-Effective Amendment No. 57.
  (9) Amendments to the General Distribution Agreement between Fidelity Capital Trust on behalf of Fidelity Value Fund and Fidelity Disciplined Equity Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's (File No. 2-58774) Post-Effective Amendment No. 61.
  (10) Amendments to the General Distribution Agreement between Fidelity Capital Trust on behalf of Fidelity Stock Selector and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(b) of Fidelity Court Street Trust's (File No. 2-58774) Post-Effective Amendment No. 61.
  (11) Form of Bank Agency Agreement (most recently revised January,
1997) is filed herein as Exhibit e(11).
  (12) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised January, 1997) is filed herein as Exhibit e(12).
 (f) (1) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
  (2) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 (g) (1) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund, Fidelity Value Fund, and Fidelity Stock Selector is incorporated herein by reference to
Exhibit 8(a) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 56.
  (2) Appendix A, dated March 19, 1998, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund, Fidelity Value Fund, and Fidelity Stock Selector is incorporated herein by reference to Exhibit 8(e) of Fidelity Puritan Trust's (File No. 2-11884) Post-Effective Amendment No. 116.
  (3) Appendix B, dated June 18, 1998, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund, Fidelity Value Fund, and Fidelity Stock Selector is incorporated herein by reference to Exhibit 8(f) of Fidelity Puritan Trust's (File No. 2-11884) Post-Effective Amendment No. 116.
  (4) Custodian Agreement and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Investment Trust's (File No. 2-90649) Post-Effective Amendment No. 59.
  (5) Appendix A, dated February 26, 1998, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity Puritan Trust's (File No. 2-11884) Post-Effective Amendment No. 116.
  (6) Appendix B, dated June 18, 1998, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is incorporated herein by reference to Exhibit 8(c) of Fidelity Puritan Trust's (File No. 2-11884) Post-Effective Amendment No. 116.
  (7) Custodian Agreement and Appendix C, dated February 1, 1996, between State Street Bank and Trust Company and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity Institutional Trust's (File No. 33-15983) Post-Effective Amendment No. 22.
  (8) Appendix A, dated July 18, 1998, to the Custodian Agreement, dated February 1, 1996, between State Street Bank and Trust Company and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund is incorporated herein by reference to Exhibit g(8) of Post -Effective Amendment No. 77.
  (9) Appendix B, dated September 17, 1998, to the Custodian Agreement, dated February 1, 1996, between State Street Bank and Trust Company and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund is incorporated herein by reference to Exhibit g(9) of Post -Effective Amendment No. 77.
   (10) Fidelity Group Repo Custodian Agreement among The Bank of New York, J.P. Morgan Securities, Inc., and Fidelity Capital Trust on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund, and Fidelity Stock Selector, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (11) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Capital Trust on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund, and Fidelity Stock Selector, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (12) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Capital Trust on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund, and Fidelity Stock Selector, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (13) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and Fidelity Capital Trust on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund, and Fidelity Stock Selector, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (14) Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Capital Trust on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund, and Fidelity Stock Selector, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (15) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Capital Trust on behalf of Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Capital Appreciation Fund, and Fidelity Stock Selector, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) if Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (16) Form of Fidelity Group Repo Custodian Agreement among The Bank of New York, J.P. Morgan Securities, Inc., and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is filed herein as Exhibit g(16).
  (17) Form of Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is filed herein as Exhibit g(17).
  (18) Form of Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is filed herein as Exhibit g(18).
  (19) Form of First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Capital Trust on behalf of Fidelity TechnoQuant Growth Fund is filed herein as Exhibit g(19).
 (h)  Not applicable.
 (i)  Not applicable.
 (j) Consent of PricewaterhouseCoopers LLP, dated December 10, 1998 is filed herein as Exhibit j(1).
 (k)  Not applicable.
 (l)  Not applicable.
 (m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Value Fund, is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 72.
   (2) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Stock Selector, is incorporated herein by reference to
Exhibit 15(b) of Post-Effective Amendment No. 72.
   (3) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Disciplined Equity Fund, is incorporated herein by reference to Exhibit 15(c) of Post-Effective Amendment No. 72.
 (n)  Financial Data Schedules for the funds are filed herein as
Exhibit 27.
 (o)  Not applicable.

Item 24. Trusts Controlled by or under Common Control with this Trust The Board of Trustees of the Trust is the same as the board of other
Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.
Item 25. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.
 Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed transfer agent, the Trust agrees to indemnify and hold FSC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names FSC and/or the Trust as a party and is not based on and does not result from FSC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FSC's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by FSC's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from FSC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of FSC's acting in reliance upon advice reasonably believed by FSC to have been given by counsel for the Trust, or as a result of FSC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 26. Business and Other Connections of Investment Advisers
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
    82 Devonshire Street, Boston, MA 02109
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board and Director of FMR; President
                           and Chief Executive Officer of FMR Corp.; Chairman
                           of the Board and Director of FMR Corp., Fidelity
                           Investments Money Management, Inc. (FIMM), Fidelity
                           Management & Research (U.K.) Inc. (FMR U.K.), and
                           Fidelity Management & Research (Far East) Inc. (FMR
                           Far East); Chairman of the Executive Committee of
                           FMR; Director of Fidelity Investments Japan Limited
                           (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen            President and Director of FMR; Senior Vice President
                           and Trustee of funds advised by FMR; President and
                           Director of FIMM, FMR U.K., and FMR Far East;
                           Previously, General Counsel, Managing Director, and
                           Senior Vice President of FMR Corp.



Peter S. Lynch             Vice Chairman of the Board and Director of FMR.



John H. Carlson            Vice President of FMR and of funds advised by FMR.



Dwight D. Churchill        Senior Vice President of FMR and Vice President of
                           Bond Funds advised by FMR; Vice President of FIMM.



Brian Clancy               Vice President of FMR and Treasurer of FMR, FIMM,
                           FMR U.K., and FMR Far East.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.



Frederic G. Corneel        Tax Counsel of FMR.



Stephen G. Manning         Assistant Treasurer of FMR, FIMM, FMR U.K., FMR
                           Far East; Vice President and Treasurer of FMR Corp.;
                           Treasurer of Strategic Advisers, Inc.



William Danoff             Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of a fund advised by FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle          Vice President of FMR and of funds advised by FMR.



William R. Ebsworth        Vice President of FMR.



Richard B. Fentin          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Gregory Fraser             Vice President of FMR and of a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                           U.K., FMR Far East, and Strategic Advisers, Inc.;
                           Secretary of FIMM; Associate General Counsel FMR
                           Corp.



David L. Glancy            Vice President of FMR and of a fund advised by FMR.



Barry A. Greenfield        Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer             Senior Vice President of FMR and Vice President of
                           Money Market Funds advised by FMR; Vice President
                           of FIMM.



Bart A. Grenier            Senior Vice President of FMR; Vice President of
                           High-Income Funds advised by FMR.



Robert Haber               Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR; Vice President of funds
                           advised by FMR.



Fred L. Henning Jr.        Senior Vice President of FMR and Vice President of
                           Fixed-Income Funds advised by FMR.



Bruce T. Herring           Vice President of FMR.



Robert F. Hill             Vice President of FMR; Director of Technical Research.



Abigail P. Johnson         Senior Vice President of FMR and Vice President of
                           funds advised by FMR;  Director of FMR Corp.;
                           Associate Director and Senior Vice President of Equity
                           Funds advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Vice President of FMR and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR; Compliance Officer of FMR
                           U.K.



Harris Leviton             Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis          Vice President of FMR and of funds advised by FMR.



Richard R. Mace Jr.        Vice President of FMR and of funds advised by FMR.



Charles A. Mangum          Vice President of FMR and of a fund advised by FMR.



Kevin McCarey              Vice President of FMR and of a fund advised by FMR.



Neal P. Miller             Vice President of FMR.



Jacques Perold             Vice President of FMR.



Alan Radlo                 Vice President of FMR.



Eric D. Roiter             Senior Vice President and General Counsel of FMR and
                           Secretary of funds advised by FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR and of funds advised by FMR.



Thomas T. Soviero          Vice President of FMR and of a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR; Associate Director and
                           Senior Vice President of Equity Funds advised by FMR;
                           Previously, Senior Vice President and Director of
                           Operations and Compliance of FMR U.K.



Thomas M. Sprague          Vice President of FMR and of funds advised by FMR.



Robert E. Stansky          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott D. Stewart           Vice President of FMR.



Thomas Sweeney             Vice President of FMR.



Beth F. Terrana            Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR and Vice President of
                           funds advised by FMR; Director of FMR Corp.



Steven S. Wymer            Vice President of FMR and of a fund advised by FMR.







(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, EC3R 8LL, England
 FMR U.K. provides investment advisory services to Fidelity Management
& Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d  Chairman of the Board and Director of FMR U.K.,
                      FMR, FMR Corp., FIMM, and FMR Far East; President and Chief Executive Officer of FMR Corp.; Chairman of the Executive Committee of FMR; Director of Fidelity Investments Japan Limited (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen       President and Director of FMR; Senior Vice President
                      and Trustee of funds advised by FMR; President and Director of FIMM, FMR U.K., and FMR Far East;
                      Previously, General Counsel, Managing Director, and
                      Senior Vice President of FMR Corp.



Brian Clancy          Treasurer of FMR U.K., FMR Far East, FMR, and
                      FIMM and Vice President of FMR.



Stephen G. Manning    Assistant Treasurer of FMR U.K., FMR, FMR Far East,
                      and FIMM; Vice President and Treasurer of FMR
                      Corp.; Treasurer of Strategic Advisers, Inc.



Francis V. Knox       Compliance Officer of FMR U.K.; Vice President of
                      FMR.



Jay Freedman          Clerk of FMR U.K., FMR Far East, FMR Corp. and
                      Strategic Advisers, Inc.; Assistant Clerk of FMR;
                      Secretary of FIMM; Associate General Counsel FMR
                      Corp.



Sarah H. Zenoble      Senior Vice President and Director of Operations and
                      Compliance.




(3) FIDELITY MANAGEMENT & RESEARCH (Far East) INC. (FMR Far East) Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years. Edward C. Johnson 3d Chairman of the Board and Director of FMR Far
                      East, FMR, FMR Corp., FIMM, and FMR U.K.;
                      Chairman of the Executive Committee of FMR;
                      President and Chief Executive Officer of FMR
                      Corp.; Director of Fidelity Investments Japan Limited (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen       President and Director of FMR; Senior Vice
                      President and Trustee of funds advised by FMR;
                      President and Director of FIMM, FMR U.K., and
                      FMR Far East; Previously, General Counsel,
                      Managing Director, and Senior Vice President of
                      FMR Corp.



Robert H. Auld        Senior Vice President of FMR Far East.



Brian Clancy          Treasurer of FMR Far East, FMR U.K., FMR,
                      and FIMM and Vice President of FMR.



Jay Freedman          Clerk of FMR Far East, FMR U.K., FMR Corp.
                      and Strategic Advisers, Inc.; Assistant Clerk of
                      FMR; Secretary of FIMM; Associate General
                      Counsel FMR Corp.



Stephen G. Manning    Assistant Treasurer of FMR Far East, FMR,
                      FMR U.K., and FIMM; Vice President and
                      Treasurer of FMR Corp.; Treasurer of Strategic
                      Advisers, Inc.



Billy Wilder          Vice President of FMR Far East; President and
                      Representative Director of Fidelity Investments
                      Japan Limited.







Item 27. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.
(b)

Name and Principal    Positions and Offices     Positions and Offices

Business Address*     with Underwriter          with Fund

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None

Martha B. Willis      President                 None

Eric D. Roiter        Senior Vice President     Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.

Item 28. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Fidelity Service Company, Inc. or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians, The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY (Fidelity TechnoQuant Growth Fund), State Street Bank & Trust Company, 1776 Heritage Drive, Quincy, MA (Fidelity Disciplined Equity Fund), and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA (Fidelity Capital Appreciation Fund, Fidelity Value Fund, and Fidelity Stock Selector).

Item 29. Management Services
  Not applicable.

Item 30. Undertakings
 (1) The Trust, on behalf of Fidelity TechnoQuant Growth Fund, undertakes (1) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.



SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 78 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 23rd day of December 1998.
      Fidelity Capital Trust
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


(Signature)                          (Title)                        (Date)
/s/Edward C. Johnson 3d  (dagger)    President and Trustee          December 23, 1998

Edward C. Johnson 3d                 (Principal Executive Officer)



/s/Richard A. Silver                 Treasurer                      December 23, 1998

Richard A. Silver



/s/Robert C. Pozen                   Trustee                        December 23, 1998

Robert C. Pozen



/s/Ralph F. Cox            *         Trustee                        December 23, 1998

Ralph F. Cox



/s/Phyllis Burke Davis     *         Trustee                        December 23, 1998

Phyllis Burke Davis



/s/Robert M. Gates         **        Trustee                        December 23, 1998

Robert M. Gates



/s/E. Bradley Jones        *         Trustee                        December 23, 1998

E. Bradley Jones



/s/Donald J. Kirk          *         Trustee                        December 23, 1998

Donald J. Kirk



/s/Peter S. Lynch          *         Trustee                        December 23, 1998

Peter S. Lynch



/s/Marvin L. Mann          *         Trustee                        December 23, 1998

Marvin L. Mann



/s/William O. McCoy        *         Trustee                        December 23, 1998

William O. McCoy



/s/Gerald C. McDonough     *         Trustee                        December 23, 1998

Gerald C. McDonough



/s/Thomas R. Williams      *         Trustee                        December 23, 1998

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Hereford Street Trust
Fidelity Advisor Series I               Fidelity Income Fund
Fidelity Advisor Series II              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III             Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV              Fidelity Investment Trust
Fidelity Advisor Series V               Fidelity Magellan Fund
Fidelity Advisor Series VI              Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII             Fidelity Money Market Trust
Fidelity Advisor Series VIII            Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust            Fidelity Municipal Trust
Fidelity Boston Street Trust            Fidelity Municipal Trust II
Fidelity California Municipal Trust     Fidelity New York Municipal Trust
Fidelity California Municipal Trust II  Fidelity New York Municipal Trust II
Fidelity Capital Trust                  Fidelity Phillips Street Trust
Fidelity Charles Street Trust           Fidelity Puritan Trust
Fidelity Commonwealth Trust             Fidelity Revere Street Trust
Fidelity Concord Street Trust           Fidelity School Street Trust
Fidelity Congress Street Fund           Fidelity Securities Fund
Fidelity Contrafund                     Fidelity Select Portfolios
Fidelity Corporate Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust             Fidelity Summer Street Trust
Fidelity Court Street Trust II          Fidelity Trend Fund
Fidelity Covington Trust                Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund               Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity Union Street Trust
  Portfolio, L.P.                       Fidelity Union Street Trust II
Fidelity Devonshire Trust               Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                  Newbury Street Trust
Fidelity Financial Trust                Variable Insurance Products Fund
Fidelity Fixed-Income Trust             Variable Insurance Products Fund II
Fidelity Government Securities Fund     Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_  July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________   /s/Peter S. Lynch________________

Edward C. Johnson 3d                 Peter S. Lynch




/s/J. Gary Burkhead_______________   /s/William O. McCoy______________

J. Gary Burkhead                     William O. McCoy


/s/Ralph F. Cox __________________  /s/Gerald C. McDonough___________

Ralph F. Cox                        Gerald C. McDonough


/s/Phyllis Burke Davis_____________  /s/Marvin L. Mann________________

Phyllis Burke Davis                  Marvin L. Mann


/s/E. Bradley Jones________________  /s/Thomas R. Williams ____________

E. Bradley Jones                     Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates             March 6, 1997

Robert M. Gates